      As filed with the Securities and Exchange Commission on November 6 , 1997

                                        Securities Act Registration No. 33-41692
                               Investment Company Act Registration No. 811-06351


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM N-1A

REGISTRATION  STATEMENT  UNDER  THE  SECURITIES  ACT OF  1933           [X]

                Pre-Effective Amendment No. ____                        [ ]

                Post-Effective Amendment No. 10                          [X]

                                     and/or

REGISTRATION  STATEMENT  UNDER  THE  INVESTMENT  COMPANY  ACT  OF  1940 [X]

                                Amendment No. 13                        [X]

                      (Check appropriate box or boxes)

                              GREEN CENTURY FUNDS
               (Exact Name of Registrant as Specified in Charter)
                           29 Temple Place, Suite 200
                          Boston, Massachusetts 02111
                    (Address of Principal Executive Offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  617-482-0800

           Kristina A. Curtis, Green Century Capital Management, Inc.
                  29 Temple Place, Boston, Massachusetts 02111
                    (Name and Address of Agent for Service)

                                    Copy to:
                Randy M. Pavlick, Sunstone Financial Group, Inc.
               207 E. Buffalo Street, Milwaukee, Wisconsin 53202


     Registrant has registered an indefinite number of its shares of beneficial interests under the Securities Act of 1933 and filed its required Rule 24f-2 Notice for Registrant's fiscal years ending June 30, 1997 (Balanced Fund) and July 31, 1997 (Equity Fund) on August 29, 1997.


  It is proposed that this filing will become effective:


   (   )              immediately upon filing pursuant to paragraph (b)
   (   )              on (date) pursuant to paragraph (b)
   ( X )              60 days after filing pursuant to paragraph (a)(i)
   (   )              on (date) pursuant to paragraph (a)(i)
   (   )              75 days after filing pursuant to paragraph (a)(ii)
   (   )              on (date) pursuant to paragraph (a)(ii) of Rule 485.


If appropriate, check the following box:
   (   )              this Post-Effective Amendment designates a new effective
                      date for a previously filed Post-Effective Amendment.



Domini Social Index Portfolio has also executed this Registration Statement.

                              GREEN CENTURY FUNDS

                             CROSS REFERENCE SHEET

     (Pursuant to Rule 481 showing the location in the Prospectus and the Statement of Additional Information of the responses to the Items of Parts A and B of Form N-1A).



                                          Caption or Subheading in Prospectus
Item No. on Form N-1A                     or Statement of Additional Information
---------------------                     --------------------------------------

PART A - INFORMATION REQUIRED IN PROSPECTUS


1.  Cover Page                            Cover Page

2.  Synopsis                              Fee Information


3.  Condensed Financial Information       Financial Highlights


4.  General Description of Registrant     Cover Page; Investment Objectives,
                                          Policies and Risk Factors; Green
                                          Century Funds Environmental
                                          Standards; Organization and
                                          Management of the Funds


5.  Management of the Fund                Organization and Management of the


5A. Management's Discussion of Fund
    Performance                           *

6.  Capital Stock and Other Securities    Cover Page; Your Account; Shareholder
                                          and Account Policies

7.  Purchase of Securities Being Offered  Your Account; Shareholder and Account
                                          Policies

8.  Redemption or Repurchase              Your Account; Shareholder and Account
                                          Policies

9.  Legal Proceedings                     *

PART B - INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION



10.  Cover Page                           Cover Page

11.  Table of Contents                    Table of Contents

12.  General Information and History      * *

13.  Investment Objectives and Policies   Investment Objectives, Risks and
                                          Policies; Investment Restrictions

14.  Management of the Fund               Trustees, Officers and Advisory Board

15.  Control Persons and Principal        Trustees, Officers and Advisory Board
     Holders of Securities

16.  Investment Advisory and Other        Investment Advisers; Administrator,
     Services                             Transfer Agent and Custodian, and
                                          Expenses

17.  Brokerage Allocation and Other       Portfolio Transactions and Brokerage
     Policies                             Commissions

18.  Capital Stock and Other Securities   Description of Shares, Voting Rights
                                          and Liabilities

19.  Purchase, Redemption and Pricing of  Net Asset Value; Redemption in Kind;
     Securities Being Offered             Additional Information

20.  Tax Status                           Federal Taxes

21.  Underwriters                         Distribution Plan

22.  Calculation of Performance Data      Performance Advertising

23.  Financial Statements                 Financial Statements


PART C - OTHER INFORMATION
--------------------------


Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this registration statement.







-------------------------
* Answer negative or inapplicable.
* * Complete answer to Item is contained in the Prospectus.

LOGO                                                                  PROSPECTUS
An Investment For Your Future.                                   January 5, 1998




                                    29 Temple Place, Boston, Massachusetts 02111
                                                                  1-800-93-GREEN


FOR INFORMATION ON THE GREEN CENTURY FUNDS(R), CALL 1-800-93-GREEN. FOR INFORMATION ON HOW TO OPEN AN ACCOUNT AND DETAILS ON ACCOUNT SERVICES, CALL 1-800-221-5519. FOR SHARE PRICE INFORMATION, CALL 1-800-882-8316, TWENTY-FOUR HOURS A DAY.

--------------------------------------------------------------------------------

The Green Century Funds ("Green Century" or the "Funds") are an open-end, diversified, no-load family of mutual funds. Green Century endeavors to make a contribution to a safer, lasting environment by promoting corporate environmental responsibility. Green Century provides people who care about a clean, healthy planet the opportunity to use the clout of their investment dollars to encourage environmentally responsible corporate behavior.

--------------------------------------------------------------------------------

                           THE GREEN CENTURY FUNDS

THE GREEN CENTURY BALANCED FUND
     The investment objective of the Green Century Balanced Fund (the "Balanced Fund") is to provide capital growth and income from a diversified portfolio of stocks and bonds which meet Green Century's standards for corporate environmental responsibility.

THE GREEN CENTURY EQUITY FUND
     The investment objective of the Green Century Equity Fund (the "Equity Fund") is to achieve long-term total return from a diversified portfolio of stocks which corresponds to the performance of an index consisting of approximately 400 companies; the companies in the index are screened to exclude corporations with poor records based on criteria for environmental and social corporate responsibility ("Social Index"). Unlike other mutual funds which directly acquire and manage their own portfolios of securities, the Equity Fund invests all of its investable assets in a diversified open-end management investment company having the same investment objective as the Fund (the
"Index Portfolio"), through the a master-feeder investment fund structure.
See "Investment Objectives, Policies and Risk Factors - The Green Century Equity Fund and the Master Feeder Investment Fund Structure."

There can be, of course, no assurance that a Fund will achieve its investment objective. This Prospectus sets forth basic information about the Funds that a prospective investor should know before investing and should be read and retained for future reference. A Statement of Additional Information about the Funds, dated January 5, 1998 and incorporated herein by reference, has been filed with the Securities and Exchange Commission and may be obtained free of charge by writing the Funds at the address listed above or by calling 1-800-93-GREEN.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                                            LOGO


TABLE OF CONTENTS


Introduction.......................................................

Fee Information....................................................

Financial Highlights...............................................

Performance Information............................................

Green Century Funds Environmental Standards........................

The Green Century Funds Advocate for Corporate Environmental
 Responsibility....................................................

The Green Century Funds Support Not-For-Profit Environmental
 Organizations.....................................................

Investment Objectives, Policies and Risk Factors...................

    The Green Century Balanced Fund Investments....................

    The Green Century Balanced Fund Environmental Criteria.........

    The Green Century Equity Fund Investments......................

    The Green Century Equity Fund Environmental and Social
    Criteria.......................................................

    The Green Century Equity Fund and the Master Feeder
    Investment Fund Structure......................................

    Additional Investment Policies and Restrictions
        Balanced Fund..............................................
        Balanced Fund and Equity Fund..............................

Organization and Management of the Funds...........................

Your Account.......................................................

   How to Purchase Shares..........................................

   How to Sell Shares..............................................

Shareholder and Account Policies...................................

   Transaction Information.........................................

Shareholder Account Statements.....................................

Dividends and Taxes................................................

Valuation of Shares................................................

Description of Shares, Voting Rights and Liabilities...............

Financial Intermediaries...........................................

                                FEE INFORMATION

EXPENSE TABLE
     The following information, provided by all mutual funds in this standardized format, is designed to assist you in understanding the various direct and indirect costs and expenses you will bear as a shareholder of the Green Century Funds and enable you to compare these costs and expenses with those of other mutual funds. Unlike many mutual funds, the Green Century Funds do not charge a sales fee or "load" when you purchase or redeem shares. One hundred percent of your investment is credited to your account. The information in the table is based on the actual expenses incurred by the Balanced Fund for its fiscal year ended June 30, 1997. The information for the Equity Fund, which summarizes the expenses of the Equity Fund and the Index Portfolio reflect fees currently in effect.



                                                                           BALANCED FUND       EQUITY FUND
Shareholder Transaction Expenses
  Sales Load on Purchases...........................................            None               None
  Sales Load on Reinvested Dividends................................            None               None
  Deferred Sales Load...............................................            None               None
  Redemption Fees(1)................................................            None               None
  Exchange Fee......................................................            None               None
Annual Operating Expenses (as a percentage of average net assets)
  Advisory and Management Fees......................................            0.75%              0.20% (2)
  Rule 12b-1 (Distribution) Fees(3).................................            0.25%              0.00%
  Administrative Services Fees(4)...................................            1.50%              1.30%
                                                                                ----               ----
  Total Operating Expenses..........................................            2.50%              1.50%
                                                                                ====               ====



(1) A fee of $_____________ is charged for redemptions by wire. There is no charge for redemptions paid by check.
(2) Under the Management Agreement between the Index Portfolio and Domini Social Investments LLC ("DSI"), DSI's fee for advisory and management services to the Index Portfolio is 0.20% of the average daily net assets of the Index Portfolio but will be reduced to the extent necessary to keep the aggregate annual operating expenses of the Index Portfolio (excluding brokerage fees and commissions, interest, taxes and other extraordinary expenses) at no greater than 0.20% of the average daily net assets of the Portfolio, through October 22, 1998. If this fee reduction were not in effect, advisory and management fees for the Index Portfolio would be 0.20% of the average daily net assets of the Index Portfolio. See "Organization and Management of the Funds - The Green Century Equity Fund and the Index Portfolio."
(3) The Balanced Fund's Distribution fee will not exceed 0.25% per annum of the Balanced Fund's average net assets. See "Organization and Management of the Funds." Because of the distribution fee, long-term shareholders in the Balanced Fund may pay more than the equivalent of the maximum permitted front-end sales charge.
(4) Green Century Capital Management, Inc. ("Green Century Capital Management"), the investment adviser of the Balanced Fund (the "Adviser") and administrator (the "Administrator") of each Fund, has agreed to pay the total operating expenses of the Funds, excluding interest, taxes, brokerage costs and other capital expenses and any extraordinary expenses, which exceed (i) 1.50% of the Equity Fund's average net assets, and (ii) 2.50% of the Balanced Fund's average net assets up to $30 million, 2.25% on its average net assets from $30 million to $100 million, and 1.75% on the Balanced Fund's average net assets in excess of $100 million.

EXAMPLE
     The purpose of the example below is to assist investors in understanding the expenses they will bear on a sample $1,000 investment in each Fund. The example is based on the Annual Operating Expenses in the Expense Table.




Example:
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                               1 Year  3 Years  5 Years  10 Years
                                               ------  -------  -------  --------
     Balanced Fund...........................     $25      $78     $133      $284
     Equity Fund.............................     $15      $47      $82      $179



     This Example should not be considered representations of past or future expenses or rates of return. Actual operating expenses and investment return may be greater or less than those shown.

     The Trustees of the Green Century Funds believe that the aggregate per share expenses of the Equity Fund and the Index Portfolio will be less than the expenses which the Equity Fund would incur if it retained the services of an investment manager and sub-manager and invested directly in the types of securities being held by the Index Portfolio. See "Organization and Management of the Funds" for further discussion of the expenses of the Equity Fund and Index Portfolio.

                              FINANCIAL HIGHLIGHTS

     The following information for the years ended June 30, 1996 and 1997 for the Green Century Balanced Fund and for the years ended July 31, 1996 and 1997 for the Green Century Equity Fund has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Annual Report which is incorporated by reference in the Statement of Additional Information and which may be obtained free of charge by calling 1-800-93-GREEN. Information for the Balanced Fund prior to July 1, 1995, was audited by other independent auditors. This information should be read in conjunction with the financial statements and related notes included in the Annual Report.

                          GREEN CENTURY BALANCED FUND




                                                                                                                FOR THE PERIOD
                                                                                                                 MARCH 18, 1992
                                                                                                                 (COMMENCEMENT
                                                                        FOR THE YEARS ENDED JUNE 30,             OF OPERATIONS)
                                                                  ------------------------------------------    TO JUNE 30, 1992
                                                                   1997     1996     1995    1994     1993

Net Asset Value, beginning of period....................           $13.34     $11.03     $9.68   $10.14     $9.84     $10.00
                                                                  -------    -------     ------ -------    ------     -----------
Income from investment operations:
    Net investment income...............................             0.12       0.10      0.10     0.07      0.06       0.02
    Net realized and unrealized gain (loss) on
    investments.........................................             1.77       2.31      1.35    (0.46)     0.30      (0.16)
                                                                  -------    -------    ------  -------    ------    -----------
Total increase (decrease) from investment operations....             1.89       2.41      1.45    (0.39)     0.36      (0.14)
                                                                  -------    -------    ------  -------    ------    -----------
Less dividends:
    Dividends from net investment income................            (0.10)     (0.10)    (0.10)   (0.07)    (0.06)     (0.02)
    Dividends from net realized gains...................            (1.60)        -         -        -         -
                                                                  -------    -------    ------  -------    ------    -----------
Total decrease from dividends and distributions.........            (1.70)     (0.10)    (0.10)   (0.07)    (0.06)     (0.02)
                                                                  -------    -------    ------  -------    ------    -----------
Net Asset Value, end of period..........................           $13.53     $13.34    $11.03    $9.68    $10.14      $9.84
                                                                  =======    =======    ======  =======    ======    ===========
Total return (a)........................................            15.22%     21.98%    15.00%   (3.83)%    3.69%     (1.45)%(b)

Ratios/Supplemental data:
    Net assets, end of period (in 000's)................          $11,022     $8,215    $3,291   $3,151    $2,821       $547
    Ratio of expenses to average net assets.............             2.50%      2.50%     2.50%    2.50%     2.50%      2.50%(c)
    Ratio of net investment income to average net
    assets..............................................             0.94%      0.85%     0.97%    0.74%     0.85%      1.13%(c)
    Portfolio turnover..................................              109%       136%       16%      14%       11%         2%
    Average commission rate paid per share..............           $0.0646   $0.0628         -        -         -           -

(a) Total Return for the years ended June 30, 1996 and 1997 reflects performance achieved by Winslow Management Company as investment subadviser to the Balanced Fund. Total Return through June 30, 1995 for the Fund reflects performance achieved by Scudder, Stevens & Clark as investment subadviser to the Balanced Fund. On July 1, 1995, Winslow Management Company became the investment subadviser to the Balanced Fund. See "Organization and Management of the Funds" for more information on Winslow Management Company.
(b)  Not annualized.
(c)  Annualized.

                           GREEN CENTURY EQUITY FUND




                                                                                        FOR THE PERIOD
                                                                 FOR THE              SEPTEMBER 13, 1995
                                                               YEAR ENDED        (COMMENCEMENT OF OPERATIONS)
                                                              JULY 31, 1997            TO JULY 31, 1996
Net Asset Value, beginning of period .....................        $11.04                      $10.00
                                                                 -------                  ----------
Income from investment operations:
   Net investment income .................................          0.02                        0.02
   Net realized and unrealized gain on investment ........          5.84                        1.04
                                                                 -------                  ----------
Total increase from investment operations ................          5.86                        1.06
                                                                 -------                  ----------
Less dividends:
   Dividends from net investment income ..................         (0.03)                      (0.02)
   Dividends from net realized gains .....................         (0.01)
                                                                 -------                  ----------
Total decrease from dividends and distributions ..........         (0.04)                      (0.02)
                                                                 -------                  ----------
Net Asset Value, end of period ...........................        $16.86                      $11.04
                                                                 =======                  ==========
Total return .............................................         53.14%                      10.64% (a)

Ratios/Supplemental data
   Net assets, end of period (in 000's) ..................        $5,275                        $880
   Ratio of expenses to average net assets ...............          1.50%                       1.50% (b)
   Ratio of net investment income to average net assets ..          0.07%                       0.49% (b)
   Portfolio Turnover (c) ................................             1%                          5%
   Average Commission Rate (c) ...........................       $0.0496                     $0.0501



(a)  Not annualized.
(b)  Annualized.
(c) Represents portfolio turnover and average commission rate for the Index Portfolio for the years ended July 31, 1997 and 1996.

     Further information on the performance of the Funds is included under "Performance Information" below.

                            PERFORMANCE INFORMATION

     From time to time, the Green Century Funds through its distributor may advertise various types of yield and total return performance. All performance figures are based on historical earnings and are not intended to indicate future performance. An investor's shares, when redeemed, may be worth more or less than their original cost.

     Total return refers to the total change in value of an investment in a Fund over a specified period. It differs from yield in that yield figures measure only the income component of a Fund's investments, while total return also reflects any change in net asset value. Total return assumes all of a Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflects a Fund's performance over a period of time. An average annual total return reflects the hypothetical annual compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period.

     The tables that follow set forth average annual total return information for the periods indicated:

                          GREEN CENTURY BALANCED FUND




<Capiton>
                                 1 Year           3 Years          5 Years       Inception
                             (as of 6/30/97)  (as of 6/30/97)  (as of 6/30/97)  to 6/30/97(1)
Average Annual Total Return      15.22%           17.36%           10.02%          9.15%




                           GREEN CENTURY EQUITY FUND


                                  1 Year           3 Years          5 Years      Inception(2)
                              (as of 7/31/97)  (as of 7/31/97)  (as of 7/31/97)  to 7/31/97
Average Annual Total Return(3)    53.14%           29.52%           19.36%      17.49%



(1)  The Balanced Fund commenced operations on March 18, 1992.
(2)  The Index Portfolio commenced investment operations on June 3, 1991.
(3) The Green Century Equity Fund, which commenced investment operations in September 1995, invests all of its assets in an existing separate registered investment company which has the same investment objective as the Fund (the "Index Portfolio"). Consistent with regulatory guidance, performance for the period prior to the Fund's inception reflects the performance of the Index Portfolio adjusted to reflect the deduction of the charges and expenses of the Fund.

     A Fund's performance may also be used from time to time in shareholder reports or other communications to shareholders or prospective investors. Performance information may include a Fund's investment results and/or comparisons of its investment results to other investments or relevant indices, including data from Lipper Analytical Services, Morningstar Inc., Standard & Poor's 500 Composite Stock Price Index, Franklin's Insight and other industry publications. The Annual Report of the Funds contains additional performance information and is available to investors upon request and without charge by writing to the Green Century Funds at 29 Temple Place, Boston, MA 02111 or by calling 1-800-93-GREEN.

                  GREEN CENTURY FUNDS ENVIRONMENTAL STANDARDS

     Green Century endeavors to make a contribution to a safer, lasting environment by promoting corporate environmental responsibility. Green Century provides people who care about a clean, healthy planet the opportunity to use the clout of their investment dollars to encourage environmentally responsible corporate behavior.

     While all of Green Century's investments are selected with a concern for the environment, the two Green Century Funds each employ a different strategy to promote environmentally responsible corporate behavior.

     The Green Century Balanced Fund strives to invest in companies whose business is to protect the environment, and companies that have taken steps to minimize their environmental impact. The Fund seeks to invest in businesses committed to actively promoting a healthier environmental future. Such commitments might include producing renewable energy, recycling waste, providing appropriate technology for sustainable agriculture and offering effective remedies for existing environmental problems. The Fund also invests in companies whose primary business is not solving environmental problems but which conduct their business in an environmentally responsible manner. We believe that well-managed environmentally responsible companies minimize their environmental risks, allowing them to enjoy competitive advantages from cost reductions, quality improvements, profitability enhancements and access to expanding and new growth markets. Thus, for both environmental and financial reasons, the Green Century Balanced Fund applies rigorous selection criteria concerning the environmental behavior of the issuers of their investments.

     The Green Century Equity Fund invests in a diversified portfolio of approximately 400 companies which excludes those companies with the worst environmental records. We believe that directing environmentally concerned investors' dollars away from companies that flout basic standards for environmental responsibility creates an incentive for companies to become better environmental citizens. We also believe that those companies which pursue the least environmentally sound practices are at the greatest long term risk of negative economic consequences, while those which strive to be more environmentally responsible may benefit financially as a result.

     Neither the Green Century Balanced Fund nor the Green Century Equity Fund will knowingly invest in an issuer primarily engaged in the production of nuclear energy or the manufacture of nuclear equipment to produce nuclear energy or nuclear weapons, in the belief that these products are unacceptably threatening to a sustainable global environment. The Funds will not knowingly invest in an issuer primarily engaged in the manufacture of tobacco products, a major contributor to indoor air pollution and environmental health problems.

     The Green Century Funds are diversified mutual funds which means each Fund invests in many sectors of the economy, such as retail, finance, and consumer products. The Funds are not environmental sector funds which invest exclusively in companies whose business derives from environmental problems (such as waste-management or incinerator manufacturers), some of which have consistently negative environmental records.

     The Funds' environmental criteria limit the available investments compared with funds with no such criteria. Each Fund may not invest, or invest to a lesser extent than a fund with similar investment objectives but with no environmental criteria, in certain industries, such as the steel, oil and automotive industries. Under certain economic conditions, this could cause each Fund's investment performance to be better or worse than similar funds with no environmental criteria.

     The selection of an investment by the Green Century Funds does not constitute an endorsement or validation by the Funds, nor does the exclusion of a company necessarily reflect failure to satisfy the Funds' environmental criteria. The Board of Trustees of the Green Century Funds, and the Board of Trustees of the Index Portfolio in the case of the Equity Fund, will have the authority, without the vote of shareholders, to determine the manner in which the Funds and the Index Portfolio implement their stated commitment to environmentally responsible investing.


                 THE GREEN CENTURY FUNDS ADVOCATE FOR CORPORATE
                          ENVIRONMENTAL RESPONSIBILITY

     Green Century is actively involved in advocating that the companies held in the Funds' portfolios improve their environmental performance.

     Green Century uses its collective leverage as shareholders to advocate for more environmentally responsible policies at the companies held by the Funds. We have worked with other environmentally conscious investors to file shareholder resolutions to demand more aggressive recycling programs; more responsible environmental, health and safety policies; and more environmentally friendly production and purchasing policies. Green Century is committed to pursuing demands for improved corporate environmental responsibility. As part of this strategy, the Green Century Balanced Fund may hold small positions in companies which do not meet the Fund's environmental criteria for the express purpose of enabling the Fund to advocate for changes in irresponsible corporate behavior.

     Green Century also communicates with the chief executive officers of corporations to promote additional improvements in their environmental behavior and works with the Coalition for Environmentally Responsible Economies (CERES) to encourage greater corporate environmental accountability.

     The Trustees of the Green Century Funds monitor all Green Century's advocacy activities to ensure the activities are consistent with the fiduciary duties owed investors in the Green Century Funds. Any expenses incurred in advocating for greater corporate environmental responsibility are paid by the Funds' Administrator, Green Century Capital Management, and not by the shareholders of the Funds.

                 THE GREEN CENTURY FUNDS SUPPORT NOT-FOR-PROFIT
                          ENVIRONMENTAL ORGANIZATIONS

     Unlike other investment advisers and administrators that are privately owned for the benefit of individuals or for-profit corporations, Green Century Capital Management is owned by Paradigm Partners, a California general partnership, the partners of which are all not-for-profit environmental advocacy organizations. This means that 100% of the net profits, when realized, earned by Green Century Capital Management on fees for its role as Adviser and Administrator will be distributed in partnership distributions to these not-for-profit environmental advocacy organizations. These revenues will be used to further efforts to preserve and protect the environment--efforts that include filing lawsuits against companies that illegally pollute our air and waterways, campaigning to increase recycling and reduce wasteful packaging, and researching and advocating to reduce the use of toxic chemicals. The Massachusetts Public Interest Research Group (MASSPIRG) holds approximately 46% of the partnership. You may receive a complete list of the environmental organizations which founded and own Green Century Capital Management by calling 1-800-93-GREEN.


                INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS

     The Green Century Funds offer two different investment options to help you reach your investment goals. The Funds are designed for long-term investment and are not designed to meet investors' short-term financial goals. An investment in each Fund represents an investment in securities with fluctuating market prices; thus the value of an investment in each Fund will vary as the aggregate value of a Fund's portfolio securities increases or decreases. Neither a single Fund nor a combination of the Funds is intended to provide a complete or balanced investment program.

     The descriptions that follow are designed to help you select the Fund that best fits your investment objectives. Please see the Statement of Additional Information for more information regarding the investment objectives, policies and risk factors of the Funds.

                        THE GREEN CENTURY BALANCED FUND

THE GREEN CENTURY BALANCED FUND INVESTMENTS
     The investment objective of the Balanced Fund is to provide capital growth and income from a diversified portfolio of stocks and bonds. The Fund may be appropriate for those investors seeking income from bond investments and who also want to be invested in the stock market for its long-term growth potential. The Balanced Fund's assets may be invested in: common stock, preferred stock and other equity securities, bonds and other fixed income securities, floating rate obligations, and money market instruments, in each case, compatible with the Fund's commitment to environmental responsibility. The other fixed income securities in which the Fund may invest include: U.S. Government securities, mortgage-backed securities, and zero coupon securities. The Fund may also engage in writing and purchasing options on portfolio securities.

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




     There is no predetermined percentage of assets allocated to either stocks or bonds, although the Balanced Fund will, under normal circumstances, invest at least 25% of its net assets in fixed income senior securities (bonds). The Fund may not invest more than 75% of its net assets in equity securities (stocks), including warrants, preferred stock and securities convertible into equity securities. For temporary defensive purposes, the Fund may invest up to 100% of its assets in cash and other money market and short-term instruments. Any such temporary defensive investing will also comply with the Fund's environmental criteria.

THE GREEN CENTURY BALANCED FUND ENVIRONMENTAL CRITERIA
     The Balanced Fund invests in the stocks and bonds of companies in the following categories: (i) environmental companies whose major business is products, processes or services that offer solutions to environmental problems; and (ii) environmentally responsible companies whose primary business is not solving environmental problems, but that integrate the principles of waste minimization, pollution prevention, efficient use of natural resources and sustainable development in their business practices.

     Environmental companies develop products or processes that solve environmental problems in areas such as: alternative energy production, bio-technology, energy efficiency, water treatment and conservation, air pollution control, resource recovery, and pollution prevention. Included in this category are companies whose primary business is related to improving the environment as well as companies whose primary business may not be environmental improvement, but which have nonetheless developed important environmental products or services as a significant component of their business.

     Companies in the portfolio may also include environmentally benign companies whose overall impact on the environment, as measured by their consumption of natural resources, toxic emissions, environmental liabilities, solid waste generation and compliance with environmental law, is minimal but not necessarily nonexistent. Winslow Management Company ("Winslow"), a Division of Eaton Vance Management ("Eaton Vance"), serves as the subadviser of the Balanced Fund (the "Subadviser"). See "Organization and Management of the Funds." Winslow, in cooperation with Green Century Capital Management, works with companies that do not have an articulated proactive environmental strategy to help them craft a comprehensive and proactive environmental program.

     The Balanced Fund also invests in what Green Century Capital Management and Winslow perceive as "best in its class" companies that have implemented an environmental program that sets a standard for their industry group. These companies are recognized leaders in their sectors, contribute to meaningful reductions in pollutant emissions or waste generation, and demonstrate Green Century's belief that every company can be environmentally responsible.

     Finally, environmentally responsible companies include environmental turnaround companies that may have a history of environmental problems, but have minimized their impact on the environment because they have taken substantive steps to address and in some way solve the problems by, for example, abandoning certain products or processes that have been proven harmful to the environment, significantly reducing toxic emissions, or adopting broadscale pollution prevention and waste minimization programs.

                         THE GREEN CENTURY EQUITY FUND

THE GREEN CENTURY EQUITY FUND INVESTMENTS
     The investment objective of the Equity Fund is to achieve long-term total return by investing substantially all of its investable assets in the Domini Social Index Portfolio (the "Index Portfolio"), a diversified portfolio of stocks. The Index Portfolio seeks long-term total return which corresponds to the total return performance of the Domini Social Index (the "Social Index" or the "Index") by investing substantially all of its assets in the common stocks comprising the Social Index. The Equity Fund may be an appropriate investment vehicle for long term investors who want the potential for growth offered by the stock market, and want to temper the risk inherent in investing in the stock market by investing in a diversified portfolio of approximately 400 companies. By not concentrating on a specific security or market sector, the Equity Fund may be less volatile than narrowly focused equity funds or individual stock investments. Since the investment characteristics of the Equity Fund will correspond to those of the Index Portfolio, the following is a description of the Index Portfolio's investment policies. See "The Green Century Equity Fund and the Master Feeder Investment Fund Structure."

     The Index Portfolio invests in the common stocks comprising the Social Index. The Social Index is a common stock index developed and maintained by Kinder, Lydenberg, Domini & Co., Inc. ("KLD"), an affiliate of the Index Portfolio's investment manager. The Index Portfolio is comprised of the common stocks of approximately 400 companies and seeks to exclude corporations with poor environmental and social records. The weightings of the stocks comprising the Social Index are based upon market capitalization. The criteria used in developing and maintaining the Social Index involve subjective judgment by KLD. The Index Portfolio is not managed in the traditional investment sense, since changes in the composition of its securities holdings are made in order to track the changes in the composition of securities included in the Social Index.

     The Index Portfolio may invest its cash reserves in high-grade short-term money market instruments, provided that the issuer satisfies KLD's environmental and social criteria. The Index Portfolio does not currently intend to invest in direct obligations of the United States Government. The Index Portfolio's policy is to hold its assets in such securities pending readjustment of its portfolio holdings of stocks comprising the Social Index and in order to meet anticipated redemption requests. Such investments are not intended to be used for defensive purposes in periods of anticipated market decline.

     The Index Portfolio readjusts its securities holdings periodically such that its holdings will correspond, to the extent reasonably practicable, to the Social Index both in terms of composition and weighting. The timing and extent of adjustments in the holdings of the Index Portfolio, and the extent of the correlation of the holdings of the Portfolio with the Index, reflects the judgment of the Index Portfolio's submanager as to the appropriate balance between the goal of correlating the holdings of the Index Portfolio with the composition of the Index, and the goals of minimizing transaction costs and keeping sufficient reserves available for anticipated redemptions from the Index Portfolio.

THE GREEN CENTURY EQUITY FUND ENVIRONMENTAL AND SOCIAL CRITERIA
     The philosophy of the Equity Fund is that enterprises which exhibit a social awareness should be better prepared to meet future societal needs for goods and services and may be less likely to incur certain legal liabilities that may be charged when a product or service is determined to be harmful. Green Century Capital Management believes that such enterprises should over the long term be able to provide investors with a return that is competitive with enterprises that do not exhibit such social awareness. We also believe that investing money in companies with better environmental and social records and withholding investment dollars from companies with poor records will encourage more corporations to improve their environmental and social performance.

     In evaluating stocks for inclusion in the Social Index, KLD considers a company's environmental performance, particularly in taking positive initiatives in environmental matters; its employee relations; its corporate citizenship; the quality of a company's products and its attitudes with regard to consumer issues; and KLD's criterial for industry diversification, financial solvency, market capitalization, and portfolio turnover. Environmental performance includes a company's record on waste disposal, toxic emissions, fines or penalties, and efforts in waste and emissions reductions, recycling, and use of environmentally beneficial fuels. Corporate citizenship includes the company's record on philanthropic activities and its interaction with the communities it affects. Employee relations include a company's record with regard to labor matters, its commitment to workplace safety, the breadth, quality and innovation of its employee benefit programs, and its commitment to provide employees with a meaningful participation in company profits either through stock purchase or profit sharing plans. KLD seeks to exclude companies which, based on data available to it, derive more than 2% of their gross revenues from the sale of military weapons; derive any revenues from the manufacture of tobacco products or alcoholic beverages; derive any revenues from gambling enterprises; own directly or operate nuclear power plants or participate in businesses related to the nuclear fuel cycle. The Manager of the Index Portfolio intends to vote proxies of companies included in the Index Portfolio consistent with the environmental and social criteria used in developing and maintaining the Social Index.

THE GREEN CENTURY EQUITY FUND AND THE MASTER-FEEDER INVESTMENT FUND STRUCTURE
     Unlike other mutual funds which directly acquire and manage their own portfolio securities, the Equity Fund seeks to achieve its investment objective by investing all of its investable assets in the Index Portfolio, a separate registered investment company with the same investment objective as the Equity Fund. In addition to selling a beneficial interest to the Equity Fund, the Index Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Index Portfolio on the same terms and conditions as the Equity Fund and will pay a proportionate share of the Index Portfolio's expenses. However, the other investors investing in the Index Portfolio are not required to sell their shares at the same public offering price as the Equity Fund due to variations in sales commissions and other operating expenses. Therefore, investors in the Equity Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Index Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Index Portfolio is available from the Index Portfolio's investment manager, at
________________.

     Smaller funds investing in the Index Portfolio may be materially affected by the actions of larger funds investing in the Index Portfolio. For example, if a large fund withdraws from the Index Portfolio, the Index Portfolio may become less diverse, resulting in increased portfolio risk. This possibility exists as well for traditionally structured funds which have large or institutional investors. Also, funds with a greater pro rata ownership in the Index Portfolio could have effective voting control of the operations of the Index Portfolio.

     The Trustees of the Equity Fund have adopted the following policy with respect to voting shares of the Index Portfolio: Whenever the Equity Fund is requested to vote on a matter pertaining to the Index Portfolio, the Trustees of the Equity Fund will, in their discretion and in accordance with applicable law, either seek instructions from shareholders of the Equity Fund and vote the shares only in accordance with such instructions, or vote the shares held by the Equity Fund in the same proportion as the vote of all other holders of shares in the Index Portfolio. Whenever the Trustees determine to seek the instructions of the Equity Fund shareholders, the Equity Fund will hold a meeting of its shareholders and, at the meeting of investors in the Index Portfolio, the Equity Fund will cast all of its votes in the same proportion as the votes of the Equity Fund's shareholders. Equity Fund shareholders who do not vote will not affect the Equity Fund's votes at the Index Portfolio meeting. Shares of the Equity Fund for which no voting instructions have been received will be voted by the Trustees in the same proportion as the shares for which it receives voting instructions.

     The investment objective of the Equity Fund may be changed without the approval of the Equity Fund's shareholders, but not without written notice thereof to shareholders thirty days prior to implementing the change. If there were a change in the Equity Fund's investment objective, shareholders should consider whether the Equity Fund remained an appropriate investment in light of their then-current financial positions and needs. The investment objective of the Index Portfolio may also be changed without the approval of the investors in the Index Portfolio, but not without written notice thereof to the investors in the Index Portfolio (and, in turn, notice by the Equity Fund to its shareholders) thirty days prior to implementing the change.

     Certain changes in the Index Portfolio's investment objective, policies or restrictions may require the Equity Fund to withdraw its interest in the Index Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Index Portfolio). If securities are distributed, the Equity Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Equity Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

     The Equity Fund may withdraw its investment from the Index Portfolio at any time, if the Board of Trustees of the Funds determines that it is in the best interest of the Equity Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the investable assets of the Equity Fund in another pooled investment entity having the same investment objective as the Equity Fund or the retention of an investment adviser to manage the Equity Fund's assets in accordance with the investment policies described above with respect to the Index Portfolio. In the event the Trustees of the Green Century Funds were unable to find a substitute investment company in which to invest the Equity Fund's assets and were unable to secure directly the services of an investment adviser, the Trustees would seek to determine the best course of action.

     For more information about the Index Portfolio's policies, management and expenses see "Fee Information," and "Organization and Management of the Funds." For more information about the Index Portfolio's policies and investment restrictions see the Statement of Additional Information.

                ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS
                                 BALANCED FUND

     OPTIONS AND OTHER DERIVATIVE INSTRUMENTS. For hedging purposes and to increase income, the Balanced Fund may write (sell) covered (under Securities and Exchange Commission regulations) call and put options on individual securities and on stock indices and may engage in related closing transactions. Options trading is a highly specialized activity that entails greater than ordinary investment risks. Risks associated with writing covered options include the possible inability to effect closing transactions at favorable prices; an appreciation limit on the securities set aside for settlement; losses caused by unanticipated market movements; and the Subadviser's ability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors.

     For bona fide hedging or other permissible risk management purposes, such as protecting the price or interest rate of a security it intends to buy, the Balanced Fund may enter into interest-rate, securities-index and currency futures contracts and may purchase and write put and call options on these futures contracts. Futures contracts obligate the Fund, at maturity, to take or make delivery of certain securities, the cash value of a securities index or a stated quantity of a foreign currency. The Fund may lose the expected benefit of futures transactions if securities prices or interest rates move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, changes in the value of the Fund's futures and options positions may not prove to be perfectly or even highly correlated with changes in the value of its portfolio securities. This could limit the Fund's ability to hedge effectively against interest-rate and/or market risk and give rise to additional risks.

     In an attempt to manage currency risk, the Balanced Fund may purchase and sell forward foreign currency exchange contracts, options on currencies and other currency instruments with respect to 5% of its assets.

     CONVERTIBLE SECURITIES. The Balanced Fund may invest in debt and equity convertible securities which generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality. A convertible security may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, the Fund seeks the opportunity, through the conversion feature, to participate in a portion of the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from common stock. The value of convertible securities may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock because they rank senior to common stock.

     MORTGAGE-BACKED SECURITIES. The Balanced Fund may invest in mortgage-backed securities which are securities that directly or indirectly represent an interest in an underlying pool of mortgages. Unlike ordinary fixed-income securities, which generally pay a fixed rate of interest and return principal upon maturity, mortgage-backed securities repay both interest income and principal as part of their periodic payments. Because the mortgages underlying mortgage-backed certificates can be prepaid at any time by homeowners or corporate borrowers, mortgage-backed securities give rise to certain unique "pre-payment" risks, as well as market risks and financial risks. The Fund may invest in mortgage-backed securities issued or guaranteed by an agency or instrumentality of the U.S. Government. Mortgage-backed securities that are guaranteed by the U.S. Government are guaranteed only as to the timely payment of principal and interest. The market value of such securities is not guaranteed and may fluctuate.

     ZERO COUPON SECURITIES. The Balanced Fund may invest in zero coupon securities which do not make regular interest payments; rather, they are sold at a discount from face value. Principal and accrued discount (representing interest accrued but not paid) are paid at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current cash distributions of interest.

     HIGH YIELD DEBT SECURITIES. The Balanced Fund may invest up to 35% of its net assets in fixed income securities that, at the time of the investment, are either rated CCC or higher by Standard & Poor's Corporation ("S&P") or Caa or higher by Moody's Investor Services ("Moody's") or, if not rated, considered to be of equivalent quality by the Subadviser of the Balanced Fund. Below investment grade securities (those rated below BBB by S&P or Baa by Moody's or their equivalent) are commonly referred to as "junk bonds." As of June 30, 1997, 26.15% of the net assets of the Balanced Fund were invested in below investment grade securities. If the rating of a debt security is downgraded while owned by the Fund, the Subadviser will determine whether the Fund should continue to hold the security. It is expected that the Subadviser will sell promptly any securities which are non-investment grade which exceed 35% of the Fund's net assets, where it has determined such sale is in the best interests of the Fund's shareholders.

     While these securities generally offer higher yields than investment grade securities with similar maturities, lower-quality securities involve greater risks, including the possibility of default or bankruptcy. Generally, they are considered to be predominantly speculative regarding the issuer's ability to pay interest and repay principal. Such inability (or perceived inability) would likely lessen the value of such securities, which could lower the Fund's net asset value per share. Other potential risks associated with investing in high-yield securities include: heightened sensitivity of highly-leveraged issuers to adverse economic changes and individual-issuer developments; subordination to the prior claims of other creditors and adverse publicity and changing investor perceptions about these securities. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal and interest on its holdings. Because of the associated risks, successful investments in high-yield, high-risk securities are more dependent on the Subadviser's credit analysis than generally would be the case with investments in investment grade securities.

     Many corporate high yield bonds are issued pursuant to Rule 144A under the Securities Act of 1933 and therefore are subject to the Fund's restriction that no more than 15% of the Fund's net assets can be invested in illiquid securities.

     REPURCHASE AGREEMENTS. As a means of earning income for periods as short as overnight, the Balanced Fund may enter into repurchase agreements with selected banks and broker-dealers. Under a repurchase agreement, the Fund acquires securities, subject to the seller's agreement to repurchase at a specified time and price. There may be delays and risks of loss if the seller is unable to meet its obligation to repurchase. Default by the seller would expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

     WHEN-ISSUED SECURITIES. The Balanced Fund may purchase securities on a when-issued basis for payment and delivery at a later date. Securities purchased or sold on a when-issued basis involve a risk of loss if the value of the security to be purchased declines before the settlement date.

                         BALANCED FUND AND EQUITY FUND

     LENDING OF SECURITIES. Consistent with applicable regulatory policies, the Balanced Fund may seek to increase its income by lending securities. The Balanced Fund has no current intention of making loans of portfolio securities that would amount to greater than 5% of the Fund's total assets. The Index Portfolio may make loans of its securities to member banks of the Federal Reserve System and to broker-dealers. Such loans would be required to be secured continuously by collateral and cash or cash equivalents maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Index Portfolio would have the right to call a loan and obtain the securities loaned at any time on five days' notice. Loans of securities involve the risk that the borrower may fail to return the securities or may fail to provide additional collateral.

     FOREIGN SECURITIES. While the Balanced Fund generally emphasizes investments in companies domiciled in the United States, the Fund may also invest up to 25% of its assets in listed and unlisted foreign securities of the same types and quality as the domestic securities in which the Fund may invest when the anticipated performance of foreign securities is believed by the Adviser and the Subadviser to offer more potential than domestic alternatives in keeping with the investment objective of the Fund. The Fund may also invest in American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs") with respect to such foreign securities. The Fund may also invest in certificates of deposit issued by foreign banks, foreign and domestic branches of U.S. banks and obligations issued or guaranteed by foreign governments or political subdivisions thereof.

     Up to 3% of the stocks included in the Social Index may be stocks of foreign issuers (provided that the stocks are traded in the United States in the form of ADRs or similar instruments the market for which is denominated in United States dollars).

     Investing in securities of foreign issuers involves considerations not typically associated with investing in securities of companies organized and operated in the United States. The value of a Fund's foreign investments may be adversely affected by changes in political or social conditions, government administrations, economic or monetary policies, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in foreign countries. In addition, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. Any foreign investments made by a Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

     PORTFOLIO TURNOVER. The portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less). Higher levels of activity result in higher transaction costs and may also result in taxes on realized gains to be borne by the Fund's shareholders. Purchases and sales are made for a portfolio whenever necessary, in management's opinion, to meet its investment objective. The portfolio turnover rates of the Balanced Fund for the fiscal years ended June 30, 1995, 1996 and 1997 were 16%, 136% and 109%, respectively.

     Frequent changes in the Index Portfolio's holdings may result from the policy of attempting to correlate the Index Portfolio's securities holdings with the compositions of the Social Index, and the frequency of such changes will increase as the rate and volume of purchases and withdrawals of interests in the Index Portfolio increases. The annual portfolio turnover rates of the Index Portfolio for the fiscal years ended July 31, 1995, 1996 and 1997 were 6%, 5% and 1%, respectively.

     INVESTMENT RESTRICTIONS. As a matter of fundamental investment policy which cannot be changed without shareholder approval, no more than 25% of the value of each Fund's and the Index Portfolio's assets may be invested in any one industry (excluding U.S. Government securities) although the Equity Fund will invest all of its assets in the Index Portfolio, and the Index Portfolio may and would invest more than 25% of its assets in an industry if stocks in that industry were to comprise more than 25% of the Social Index. Based on the current composition of the Social Index, this is considered highly unlikely. If the Index Portfolio were to concentrate its investments in a single industry, the Index Portfolio and the Equity Fund would be more susceptible to any single economic, political or regulatory occurrence than would be another investment company which was not so concentrated. In addition, as a matter of fundamental policy, the Equity Fund will invest all of its assets (either directly or through the Index Portfolio) in one or more of: (i) stocks comprising an index of securities selected applying social and environmental criteria (currently the Social Index), (ii) short-term debt securities of issuers which meet social criteria, (iii) cash, and (iv) options on equity securities. These fundamental policies cannot be changed without the approval of the holders of a "majority of the outstanding voting securities (as defined in the Investment Company Act of 1940, as amended (the "1940 Act") of the respective Funds and the Index Portfolio. For further information on fundamental and non-fundamental policies and restrictions, see the Statement of Additional Information.

     The investment objective of the Balanced Fund is not fundamental and may be modified without shareholder approval. The investment objectives of the Equity Fund and the Index Portfolio also are not fundamental and may be changed without the approval of the shareholders or investors, but not without written notice thereof to shareholders thirty days prior to implementing the change. Because of the risks inherent in all investments, there can be no assurance that the objectives of the Funds will be met. See "Investment Objectives, Policies and Risk Factors - The Green Century Equity Fund and the Master-Feeder Investment Structure." Except as stated otherwise, all investment guidelines, policies and restrictions described herein and in the Statement of Additional Information are non-fundamental.


                    ORGANIZATION AND MANAGEMENT OF THE FUNDS

     The Green Century Funds were organized on July 1, 1991 as a Massachusetts business trust (the "Green Century Funds" or the "Funds"). Each Fund represents a separate series of shares of the Green Century Funds. The Green Century Funds are registered under the 1940 Act as a diversified open-end management investment company. The business and affairs of the Green Century Funds are conducted under the direction of its Board of Trustees and the affairs of the Index Portfolio are conducted under the direction of its Board of Trustees.
The Trustees of the Green Century Funds are identified below under "Green Century Funds Board of Trustees."

                        THE GREEN CENTURY BALANCED FUND

     INVESTMENT ADVISER. Green Century Capital Management is the investment adviser for the Balanced Fund and oversees the portfolio management of the Balanced Fund on a day-to-day basis. Green Century Capital Management's role is to ensure that the Fund's investment objective and environmental and investment policies are accurately and effectively implemented. For its services, Green Century Capital Management receives an advisory fee from the Balanced Fund which is accrued daily and paid monthly at an annual rate equal to 0.75% of the Balanced Fund's average daily net assets. This fee is higher than that paid by most mutual funds. Kristina Curtis, Chief Operating Officer, is responsible for the day-to-day management of Green Century Management. She has served as Chief Operating Officer of Green Century Capital Management since the company was organized in 1991. Green Century Capital Management has served as investment adviser and administrator for the Balanced Fund since the commencement of operations of the Balanced Fund. The Balanced Fund is the only investment advisory client of Green Century Capital Management.

     SUBADVISER. Pursuant to a Subadvisory Agreement between Winslow Management Company ("Winslow" or the "Subadviser") and Green Century Capital Management, Winslow serves as the Subadviser for the Fund. Winslow, a division of Eaton Vance Management, conducts the day-to-day investment management for the Balanced Fund consistent with the guidelines and directions set by Green Century Capital Management. An adherent of rigorous investment discipline, Winslow uses a fundamental security analysis of each investment. This qualitative approach is complemented with a proprietary computer model that mixes a variety of statistical data to rank a large group of securities on an ongoing basis pursuant to several factors. Winslow also attempts to take advantage of market inefficiencies through timely execution of trades.

     Winslow has managed equity and debt investments in environmental and environmentally responsible companies for its clients since 1984. Winslow has been a division of Eaton Vance Management since June 30, 1993 and formerly was an independent company. As of June 30, 1997, Winslow had $80 million in assets under management and Winslow and Eaton Vance, collectively, had over $21 billion in assets under management. Jackson W. Robinson provides the day-to-day investment management for the Balanced Fund, and has provided such services for the Balanced Fund since July 1, 1995. Mr. Robinson has served as President of Winslow since 1984.

     For its services, Winslow receives a base fee from the Adviser of 0.40% of the average daily net assets of the Balanced Fund, subject to an adjustment up or down of 0.20% annually as follows:



  If, on an annual basis, the Balanced Fund's
  Total Return differs from the Lipper Directors'
  Analytical Data Balanced Fund Average               Then the Adviser will pay
  Total Return (the "Index Total Return") by:         Winslow an annual fee of:
  positive 2.00% or more                                       0.60%
  positive 1.00% to positive 1.99%                             0.50%
  negative 0.99% to positive 0.99%                             0.40%
  negative 1.00% to negative 1.99%                             0.30%
  negative 2.00% or more                                       0.20%



     The Board of Trustees believes that the performance adjustments are appropriate although not within the 10 percentage points per year range suggested by Release No. 7113 under the 1940 Act. In the event the Lipper Directors' Analytical Data Balanced Fund Average ceases to become available or the Trustees determine such Index Total Return is no longer a reasonable performance benchmark, the Trustees may substitute another performance benchmark. See the Statement of Additional Information for additional information regarding Winslow's fee arrangement.

             THE GREEN CENTURY EQUITY FUND AND THE INDEX PORTFOLIO

     INVESTMENT MANAGER. Domini Social Investments LLC ("DSI"), DSI provides investment supervisory services, overall operational support and overall administrative services to the Index Portfolio. For its services, DSI receives a fee equal on an annual basis to 0.20% of the Index Portfolio's average daily net assets, except that for the first year of the Management Agreement commencing October 22, 1997, the fee payable to DSI will be reduced by the amount, if any, by which the total ordinary operating expenses of the Index Portfolio (excluding brokerage fees and commissions, interest, taxes, and any other extraordinary expenses) exceed, on an annual basis, 0.20% of the average daily net assets of the Index Portfolio. DSI was organized in April, 1997 and registered as an investment adviser under the Investment Advisers Act of 1940, as amended, in June, 1997. It was formed by principals of KLD, the former investment adviser for the Index Portfolio, and other investment company and marketing professionals. DSI has no prior experience in managing or advising a mutual fund.

     Prior to October 22, 1997, KLD, as the investment adviser to the Index Portfolio, was entitled to receive from the Index Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.025% of the Index Portfolio's average daily net assets. KLD also served as sponsor of the Index Portfolio and provided the Index Portfolio with administrative personnel and services necessary to operate the Index Portfolio. For these services and facilities, KLD received fees from the Index Portfolio at an annual rate of 0.20% of the average daily net assets of the Index Portfolio for its then-current fiscal year for administrative and expense payment services. KLD continues to determine and monitor the composition of the Social Index (which determines the composition of the Index Portfolio's securities), and provides other services relating to socially responsible investments pursuant to a license agreement between DSI and KLD. See "Investment Objectives, Policies and Risk Factors." The following persons are primarily responsible for the development and maintenance of the Social Index: Steven D. Lydenberg, Director of Research, KLD, since 1990; and Peter D. Kinder, President, KLD, since 1988.

     The entering into of the Management Agreement and the Submanagement Agreement (discussed below), and the termination of the investment advisory and sponsorship agreements, were part of a restructuring by the Index Portfolio effective October 22, 1997 which was designed to provide a more centralized management structure for the Index Portfolio. Additional information regarding the service providers for the Index Portfolio prior to October 22, 1997 is provided in the Statement of Additional Information. Because of the expense payment arrangements between the Equity Fund and Green Century Capital Management, the changes in the management of the Index Portfolio and the expenses to be incurred by the Index Portfolio will not have any impact on the total expenses of the Equity Fund to be borne by its shareholders. See "Fee Information."

     INVESTMENT SUBMANAGER. Mellon Equity Associates ("Mellon Equity") provides investment submanagement services to the Index Portfolio on a day-to-day basis pursuant to a Submanagement Agreement with DSI effective October 22, 1997. Mellon Equity's services as submanager include determining what securities shall be purchased, sold or exchanged to track the composition of the Index. Mellon Equity does not determine the composition of the Social Index. DSI pays Mellon Equity an investment submanagement fee equal on an annual basis to 0.10% of the average daily net assets of the Index Portfolio. Prior to October 22, 1997, Mellon Equity served as the investment manager of the Index Portfolio. For its services, the Index Portfolio paid Mellon Equity an investment management fee equal on an annual basis to 0.10% of the average daily net assets of the Index Portfolio.

     Mellon Equity is a Pennsylvania business trust founded in 1987 whose beneficial owners are Mellon Bank N.A. and MMIP, Inc. (a wholly owned subsidiary of Mellon Bank Corporation ("Mellon Bank")). Mellon Equity has been registered as an investment adviser under the Investment Advisers Act of 1940 since 1986. Prior to 1987 the Submanager was part of the Equity Management Group of Mellon Bank's Trust and Investment Department, which managed domestic equity, tax-exempt and institutional pension assets since 1947. As of October 31, 1997, Mellon Equity had approximately $______ billion in assets under management.

     John R. O'Toole (a senior vice president of Mellon Equity, CFA and a member of AIMR), has been primarily responsible for the day-to-day portfolio management of the Index Portfolio since November 1994. He has been employed by Mellon Equity and/or Mellon Bank as a portfolio manager for over five years.

       THE GREEN CENTURY BALANCED FUND AND THE GREEN CENTURY EQUITY FUND

     ADMINISTRATOR. Green Century Capital Management serves as the Administrator of the Green Century Funds. Pursuant to an Administrative Services Agreement, Green Century Capital Management pays all the expenses of each Fund other than the Funds' investment advisory fees, if any; fees under the Distribution Plan, if any; interest, taxes, brokerage costs and other capital expenses; expenses of the non-interested Trustees of the Funds (including counsel fees); and any extraordinary expenses.

     For such administrative services, the Administrator receives a fee from the Balanced Fund at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Balanced Fund (including investment advisory and distribution fees), on an annual basis, do not exceed 2.50% of the Balanced Fund's average daily net assets up to $30 million, 2.25% on average net assets from $30 million to $100 million, and 1.75% on average net assets in excess of $100 million. The Administrator receives a fee from the Equity Fund at a rate such that immediately following any payment to the Administrator, the combined total operating expenses of the Fund and the Index Portfolio, on an annual basis, do not exceed 1.50% of the Fund's average daily net assets.

     SUBADMINISTRATOR. Sunstone Financial Group, Inc. ("Sunstone") serves as the sub-administrator of the Funds pursuant to a Subadministration Agreement between Green Century Capital Management and Sunstone dated July 7, 1997. As sub-administrator, Sunstone is responsible for conducting certain administrative services (which include clerical, regulatory and other services) for the Funds subject to the supervision and direction of Green Century Capital Management. Sunstone receives a fee from the Administrator (not the Funds) for its administrative services on behalf of the Administrator which fee is based on each Fund's average net assets at the annual rate of 0.175% on the first $50,000,000 of average net assets, 0.105% on the next $50,000,000, 0.050% on average net assets in excess of $150,000,000, subject to an annual minimum for each Fund of $35,000 in the first year. The annual minimum fee increases incrementally each year. Sunstone does not act or serve in any capacity with respect to the Index Portfolio. Prior to July 7, 1997, Signature Broker-Dealer Services, Inc. served as subadministrator. Sunstone and its affiliates provided administration, transfer agent and/or distribution services to __ fund families representing over $___ billion in assets as of September 30, 1997.

     DISTRIBUTOR AND DISTRIBUTION PLAN. Sunstone Distribution Services, LLC ("Sunstone Distribution Services"), an affiliate of Sunstone, serves as the Distributor of the shares of the Funds and acts as the agent of each Fund in connection with the offering of shares of the Funds. Prior to July 7, 1997, Signature Broker-Dealer Services, Inc. served as distributor of the shares of the Funds.

     The Board of Trustees of the Green Century Funds has adopted a Distribution Plan with respect to the Balanced Fund in accordance with Rule 12b-1 under the 1940 Act. The Board of Trustees of the Green Century Funds adopted the Distribution Plan with respect to the Balanced Fund after determining that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its respective shareholders. The Distribution Plan provides that the Balanced Fund shall pay a distribution fee to the Distributor at an annual rate of up to 0.25% of the average daily net assets of the Fund in anticipation of or as reimbursement for expenses (other than interest or carrying charges) of (i) compensating broker-dealers with trail or maintenance commissions and (ii) promoting the sale of shares of the respective Fund such as by paying for the preparation, printing and distribution of prospectuses for other than current shareholders and sales literature or other promotional activities. If such an expense is not reimbursed during the then-current fiscal year, it will not be reimbursed in a subsequent fiscal year.

     TRANSFER AGENT AND CUSTODIAN. Investors Bank & Trust Company ("IBT"), is the transfer agent and custodian for the Green Century Funds and the Index Portfolio. As of June 30, 1997, IBT had approximately $145 billion in assets under custody and provided services for approximately 1,750 mutual funds.

     AUDITORS. KPMG Peat Marwick LLP are the independent auditors of the Green Century Funds and the Index Portfolio.

     GREEN CENTURY FUNDS BOARD OF TRUSTEES. The affairs of the Green Century Funds are conducted under the direction of its Board of Trustees and the affairs of the Index Portfolio are conducted under the direction of its Board of Trustees. The Trustees and officers of the Funds are separate and independent from the Trustees and officers of the Index Portfolio. For more information regarding the Trustees of the Funds and the Index Portfolio see "Trustees and Officers" in the Statement of Addition Information. The following are the Trustees of the Green Century Funds:



David J. Fine................Attorney, DANGEL, DONLAN & FINE, Boston, Massachusetts
Douglas M. Husid*............President, GREEN CENTURY FUNDS;
                             Attorney, GOULSTON & STORRS, Boston, Massachusetts
Steven Kadish................Assistant Vice Chancellor for Biological Laboratories and
                             Programs, UNIVERSITY OF MASSACHUSETTS MEDICAL CENTER, Boston,
                             Massachusetts
Stephen Morgan...............President, EUA, CITIZENS' CONSERVATION SERVICES, INC.,
                             Lowell, Massachusetts
Douglas H. Phelps*...........Chairperson, U.S. PUBLIC INTEREST RESEARCH GROUP
C. William Ryan..............Owner and Director, BROOKLINE TAI CHI, Brookline, Massachusetts
James H. Starr...............Attorney, STARR & BURGESS, PC, Crested Butte, Colorado
Wendy Wendlandt*.............Chairperson of the Board, EARTH DAY 2000, Los Angeles, California



    *    An "interested person" (as defined in the 1940 Act) of the Funds.

     GREEN CENTURY FUNDS ADVISORY BOARD. National leaders of the environmental and business communities serve on an advisory board to the Green Century Funds. The Advisory Board serves as a resource regarding the application and refinement of the Funds' environmental criteria. They are:



Joan Bavaria................President, FRANKLIN RESEARCH AND DEVELOPMENT CORPORATION;
                            Chairperson, CERES (Coalition for Environmentally
                            Responsible Economies)
Hillel Gray.................Policy Director, NATIONAL ENVIRONMENTAL LAW CENTER
Denis Hayes.................Executive Director, BULLIT FOUNDATION;
                            Organizer, EARTH DAY 1990 and EARTH DAY 1970
Gene Karpinski..............Executive Director, U.S. PUBLIC INTEREST RESEARCH GROUP
Maureen Kirk................Executive Director, OREGON STATE PUBLIC INTEREST
                            RESEARCH GROUP

                                       24

Steven Rothstein............President, ENVIRONMENTAL FUTURES, INC.
Andrew Savitz...............Director, COOPERS & LYBRAND: ENVIRONMENTAL ADVISORY
                            SERVICES
Robert B. Zevin.............Senior Vice President and Economist, UNITED STATES TRUST
                            COMPANY




YOUR ACCOUNT

MINIMUM INVESTMENTS
-------------------

    TO OPEN AN ACCOUNT

    Regular Investment Account.............................       $2,000

    Individual Retirement Account (IRA)....................         $500

    Uniform Gift or Transfer to Minors Account
    (UGMA/UTMA)............................................         $500

    No minimum initial investment is required for investors who wish to open an account with a $100 or more a month Automatic Investment Plan.

    TO ADD TO AN ACCOUNT

    By Check, Wire or Exchange......................                $100

    By Automatic Investment Plan....................                 $50

     MINIMUM BALANCES--Shareholders are encouraged to maintain a share balance worth at least $1,000, which amount may be changed by the Trustees of the Funds. Individual Retirement Accounts and Uniform Gift or Transfer to Minors Act accounts have a $500 minimum balance requirement. The Funds reserve the right, following 60 days' written notice to shareholders, to redeem all shares in accounts with balances less than the minimum. This provision does not apply to Automatic Investment Plan accounts. Reductions in value that result solely from market activity will not trigger an involuntary redemption. The Funds will mail the proceeds of the redeemed account to the shareholder.

HOW TO PURCHASE SHARES

OPENING AN ACCOUNT
1   BY CHECK
    To open an account by check, please complete and sign the registration form and mail it with a check made payable to Green Century Balanced Fund or Green Century Equity Fund to: Green Century Funds, P.O. Box 9130, MFD23, Boston, MA 02117-9130.

2   BY WIRE

       You may also open an account by instructing your bank to wire Federal funds (monies of member banks within the Federal Reserve System) to the Green Century Funds' custodian bank. Your bank may impose a fee for sending a wire. If you are opening a new account by wire transfer, you must telephone the Funds to obtain additional information about this alternative. The Funds will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems.


       Please call 1-800-221-5519 weekdays from 8:30 a.m. to 5:00 p.m. Eastern Time for more information about how to purchase shares by wire. After calling, complete the registration form and mail it to the address given above. Wire the amount of your initial investment per the following instructions:

          Investors Bank & Trust Company
          ATTN: Transfer Agent
          ABA#: 011001438
          DDA#: 020103333
          Green Century Balanced Fund OR Green Century Equity Fund
          Your Name
          Your Green Century Funds Account Number
          Transaction Reference Number


3   BY EXCHANGE
       You may also open an account in one Fund by exchanging shares with a value of $2,000 or more ($500 for an IRA or UGMA/UTMA account) from another Green Century Fund. Your new account will be established using the same name(s) and address as your existing account.

       To exchange by telephone, call 1-800-221-5519 weekdays from 8:30 a.m. to 5:00 p.m. Eastern Time. To exchange by letter, write to the "Green Century Funds" at the address given above, including the name of the Fund from which you are exchanging, the registered name(s) of ownership and address, the account number, the dollar amount or number of shares to be exchanged and the Fund into which you are exchanging. Sign your name(s) exactly as it appears on your account statement. The exchange requirements for corporations, other organizations, trusts, fiduciaries, institutional investors and retirement plans may be different from those for individual accounts. Please call 1-800-221-5519 for more information. The Funds reserve the right to modify or terminate the exchange privilege upon 60 days prior written notice to shareholders.

4   BY AUTOMATIC INVESTMENT
       You may open an account with no initial investment if you enroll in the Automatic Investment Plan and invest a minimum of $100 a month through the Plan. Complete and sign the registration form, including the Automatic Investment Plan section and mail it to: Green Century Funds, P.O. Box 9130, MFD23, Boston, MA 02117-9130. You may terminate your participation in the Automatic Investment Plan at any time with written notification to the Funds at the same address.

MAKING ADDITIONAL INVESTMENTS
1   BY CHECK ($100 MINIMUM)
       You may make subsequent investments by submitting a check for $100 or more with the tear-off stub (remittance form) from your account statement. You may also mail your check with a letter of instruction indicating the amount of your purchase, your account number, and the name in which your account is registered, to: Green Century Funds, P.O. Box 9130, MFD23, Boston, MA 02117-9130.

2   BY WIRE ($100 MINIMUM)
       You may also make additional investments by instructing your bank to wire Federal funds. Your bank may impose a fee for sending the wire. The Green Century Funds cannot be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. Wire your additional investment per the instructions which follow. Call 1-800-221-5519 to obtain a Transaction Reference Number prior to wiring funds.

          Investors Bank & Trust Company
          ATTN: Transfer Agent
          ABA#: 011001438
          DDA#: 020103333
          Green Century Balanced Fund OR Green Century Equity Fund
          Your Name
          Your Green Century Funds Account Number
          Your Transaction Reference Number


3   BY EXCHANGE ($100 MINIMUM)
       Follow instruction No. 3 under "Opening an Account."

4   AUTOMATIC INVESTMENT PLAN ($50 MINIMUM)
       You may arrange to make regular investments through automatic deductions from your checking or savings account. If you wish to select this option, please complete the appropriate section on your registration form. If you wish to set up an Automatic Investment Plan after opening an account, please call 1-800-93-GREEN for further information. You may terminate your participation in the Automatic Investment Plan at any time with written notification to the Funds at P.O. Box 9130, Boston, MA 02117-9130.

HOW TO SELL SHARES (REDEMPTIONS)
       You can take money out of your account at any time by selling (redeeming) some or all of your shares. See also "Processing Time" on page __.

1   BY TELEPHONE
       This is the quickest and easiest way to sell Fund shares. In order to be able to redeem your shares by telephone, you must elect this option on your registration form when you open your account. If you did not elect telephone redemption on your registration form, call 1-800-221-5519 for more information. If you elected telephone redemption on your registration form, call 1-800-221-5519 to request either that the monies be wired or sent by check to the authorized bank account listed on your registration form or that a check be sent to you at the address listed on your registration form. You must also provide your name, address, Fund account number and social security number before you may redeem shares by telephone. All telephone redemption requests are recorded. There will be a charge for all wire redemptions. There is no charge for redemption by check. If you open an account by wire, you cannot redeem shares by telephone until the Funds' transfer agent has received your completed and signed registration form. Telephone redemption is not available for shares held in IRA accounts.

2   BY MAIL
       In order to redeem your shares by mail, send a letter to the "Green Century Funds" and include the Fund name, the account registration name(s) and address, the account number, and the dollar amount or the number of shares you wish to redeem. Mail your letter to: Green Century Funds, P.O. Box 9130, MFD23, Boston, MA 02117-9130.

       Sign your name(s) exactly as it appears on your account statement. For your protection and to prevent fraudulent redemptions, we require a signature guarantee for the signature of each person in whose name the account is registered on written redemption requests. Green Century's transfer agent accepts signature guarantees from financial institutions defined under Rule 17A(d)-15 of the Securities Exchange Act of 1934 (FDIC member commercial bank, trust company, New York Stock Exchange member brokerage firm or New York or Massachusetts savings bank). Financial institutions which participate in one of the medallion signature programs must use the specific "Medallion Guaranteed" stamp.
       A notary public cannot provide a signature guarantee. The redemption requirements for corporations, other organizations, trusts, fiduciaries, institutional investors and Individual Retirement Accounts (IRAs) may be different from those for regular accounts. For more information please call 1-800-221-5519.

                        SHAREHOLDER AND ACCOUNT POLICIES

TRANSACTION INFORMATION

     PURCHASES BY CHECK.   Checks must be made payable to the Green Century
Balanced Fund or the Green Century Equity Fund (or to the Green Century Funds). No third party checks will be honored. Checks also must be drawn on or payable through a U.S. bank and be in U.S. dollars. If you purchase shares with a check that is returned due to insufficient funds, your purchase will be cancelled and you will be responsible for any losses or fees incurred in the transaction. If you purchase shares by check and redeem them within 15 days of purchase, the Funds will release your redemption proceeds when your check clears. It is possible, although unlikely, that this could take up to 15 days. Redemption requests by telephone, including exchanges, will be accepted prior to the expiration of the 15-day period if your check has cleared. If you purchase shares by Federal funds wire you may avoid this delay.

     CONFIRMATION OF TRANSACTIONS. All purchases and redemptions will be confirmed promptly. Usually a confirmation of your purchase or sale of Fund shares will be mailed on the business day following receipt of your instructions.

     SHARE PRICE CALCULATION.   Once each business day, the share price for
each Fund is calculated. This is the Fund's Net Asset Value (the "NAV"). Because all the Green Century Funds are no-load, this is also the offering price at which each Fund share is sold. Shares are purchased at the next share price calculated after your investment is received and accepted. Shares are sold at the next share price calculated after your order is received and accepted. Shares are purchased in full and fractional share amounts.

     PROCESSING TIME.   The Funds will normally send your redemption proceeds
within one business day following the redemption request, but may take up to seven days (or longer in the case of shares recently purchased by check). All purchase and redemption requests received in good order by the Funds' transfer agent are executed, without a sales charge, at the next-determined net asset value. Reinvested dividends receive the net asset value as of the ex-dividend date.

     TAX INFORMATION.   A redemption of shares, including an exchange into
another Fund, is a sale of shares and may result in a gain or loss for income tax purposes.

     SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER.   Please be sure to complete
the Social Security or Tax Identification Number section of the Funds' registration form when you open an account with the Green Century Funds. Federal tax law requires the Funds to withhold 31% of taxable dividends, capital gains distributions and redemption and exchange proceeds from accounts (other than those of certain exempt payees) without a Social Security or Tax Identification Number and certain other information or upon notification from the Internal Revenue Service or a broker that withholding is required. The Funds reserve the right to reject new account registrations without a Social Security or Tax Identification Number. The Funds also reserve the right to close, by redemption, accounts without Social Security or Tax Identification Numbers.

     INDIVIDUAL RETIREMENT ACCOUNTS (IRAS).   Shares of the Funds are available
for Individual Retirement Accounts (IRAs), for Simplified Employee Pension Plans (SEP-IRAs) and for SIMPLE IRAs. Beginning in 1998, Roth IRAs are also available. For further information and to receive the appropriate forms, please call 1-800-93-GREEN.

     TELEPHONE TRANSACTION LIABILITY. All investors are given the privilege to initiate transactions (except redemptions) by telephone upon opening an account. To redeem shares by telephone, you must elect this option in writing. See page __ for further information. Neither the Funds nor any of their service contractors (including but not limited to the Funds' Adviser and Subadviser, Administrator and the Transfer Agent, defined herein) will be liable for any loss or expense in acting upon any telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Funds will use such procedures that are considered to be reasonable, including requesting a shareholder to correctly state his or her Fund account number, the name and address in which his or her account is registered, his or her Social Security number, and, when applicable, his or her banking institution, bank account number and the name in which his or her bank account is registered. To the extent that the Funds fail to use reasonable procedures to verify the genuineness of telephone instructions, the Funds and/or their service contractors may be liable for any losses due to telephone instructions that prove to be fraudulent or unauthorized.

SHAREHOLDER ACCOUNT STATEMENTS

     Shareholders of the Green Century Funds will receive quarterly statements showing all account activity during that quarter, including dividends. Additional purchases and redemptions of shares of each Fund will be confirmed promptly, usually as of the next business day after the purchase or redemption is received. The Green Century Funds will send you detailed tax information on the amount and type of their dividends and distributions each year.

DIVIDENDS AND TAXES

     The Funds normally declare and pay dividends of net income semiannually in June and December and distribute net capital gains once a year in December. Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared. Each Fund intends to distribute substantially all of its income and net capital gains.

     The Balanced Fund's fiscal year end is June 30. The fiscal year end of the Equity Fund is July 31.

     You may opt to receive distributions in cash (via check) or have them reinvested in additional shares of the Funds. Dividends and capital gain distributions are automatically reinvested unless you request otherwise. If you invest in an Individual Retirement Account (IRA), all dividends and capital gains distributions must be reinvested; however, if you are over 591/2 years old, distributions from IRA accounts may be paid to you in cash (via check).

     Except for tax-exempt accounts, dividends from net investment income are taxable to shareholders as ordinary income. Long-term capital gains distributions, if any (based on the applicable long-term capital gains holding period), are taxable as long-term capital gains regardless of the length of time you have owned your shares. Distributions of short-term capital gains are taxable as ordinary income. A portion of the dividends from net investment income may qualify for the dividends-received deduction for corporations.

     A shareholder may also be subject to state and local taxes on dividends and distributions from the Funds. Shareholders will be notified to the extent, if any, that dividends reflect interest received from U.S. Government securities. Such dividends may be exempt from certain state income taxes.

VALUATION OF SHARES

     The net asset value per share of each Green Century Fund is computed by dividing the value of each Fund's total assets, less its liabilities, by the total number of shares outstanding. The net asset value of the Balanced Fund fluctuates based on the market values of its investments; the net asset value of the Equity Fund fluctuates based on the value of its beneficial interest in the Index Portfolio. In calculating the net asset value per share, the Balanced Fund uses the current market value of the securities and the Equity Fund uses the value of its beneficial interest in the Index Portfolio.

     The net asset value per share of each Fund is determined every business day as of the close of regular trading of the New York Stock Exchange (currently 4:00 p.m. Eastern Time) and at such other times as may be necessary or appropriate. For share prices 24 hours a day, call 1-800-882-8316.

     The net asset value of the Index Portfolio is determined by deducting the amount of the Index Portfolio's liabilities from the value of its assets. At the close of each business day, the value of the Equity Fund's beneficial interest in the Index Portfolio will be determined by multiplying the net asset value of the Index Portfolio by the percentage, effective for that day, which represents the Fund's share of the aggregate beneficial interests in the Index Portfolio.

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

     The Green Century Funds' Declaration of Trust permits the Board of Trustees of the Funds to issue an unlimited number of full and fractional Shares of Beneficial Interest (par value $0.01 per share) and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the respective Fund. The Funds reserve the right to create and issue additional series of shares. Shares of each series participate equally in the earnings, dividends and assets of that particular series.

     Each share represents an equal proportionate interest in a Fund with each other share of that Fund. (Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below.) Shareholders are entitled to one vote for each share held. Upon liquidation of a Fund, shareholders would be entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. The Funds are not required to and have no current intention to hold annual meetings of shareholders, although the Funds will hold special meetings of shareholders when in the judgment of the Board of Trustees of the Funds it is necessary or desirable to submit matters for a shareholder vote. Shareholders have under certain circumstances the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have under certain circumstances the right to remove one or more Trustees without a meeting.

     Green Century Funds is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and a Fund itself was unable to meet its obligations.

     The Index Portfolio, in which all of the assets of the Equity Fund will be invested, is organized as a trust under the laws of the State of New York. The Equity Fund and other entities investing in the Index Portfolio (e.g., other investment companies and common and commingled trust funds) will each be liable for all obligations of the Index Portfolio.

FINANCIAL INTERMEDIARIES

     From time to time, Green Century Capital Management enters into contracts with banks, brokers and other financial intermediaries ("Financial Intermediaries") pursuant to which a customer of the Financial Intermediary may place purchase orders for Fund shares through that Financial Intermediary which holds such shares in its name on behalf of that customer. Pursuant to such contract, each Financial Intermediary as agent with respect to shareholders of and prospective investors in the Funds who are customers of that Financial Intermediary, among other things: provides necessary personnel and facilities to establish and maintain certain shareholders accounts and records enabling it to hold, as agent, its customers' shares in its name or its nominee name on the shareholder records of the Green Century Funds; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Funds; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Fund shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Green Century Funds to its customers; and receives, tabulates and transmits to the Green Century Funds proxies executed by its customers with respect to meetings of shareholders of the Funds. For these services, the Financial Intermediary receives such fees from Green Century Capital Management as may be agreed upon from time to time between Green Century Capital Management and such Financial Intermediary.

     An investor who has an account with a Financial Intermediary may place purchase orders for Fund shares with the Green Century Funds through that Financial Intermediary. Each Financial Intermediary may establish and amend from time to time a minimum initial and a minimum subsequent purchase requirement for its customers. A transaction or other fee may be charged by a Financial Intermediary on the purchase of Fund shares. Each Financial Intermediary may establish its own policy with respect to the reinvestment of dividends and capital gains distributions in additional Fund shares. Shares held by a Financial Intermediary on behalf of a shareholder must be redeemed through that Financial Intermediary. A transaction or other fee may be charged by a Financial Intermediary on the redemption of Fund shares.

INVESTMENT ADVISER (Balanced Fund) AND ADMINISTRATOR
Green Century Capital Management, Inc.
29 Temple Place
Boston, MA 02111
1-800-93-GREEN

INVESTMENT SUBADVISER (Balanced Fund)
Winslow Management Company
24 Federal Street
Boston, MA 02110

INVESTMENT MANAGER (Index Portfolio)
Domini Social Investments LLC
11 West 25th Street, 7th Floor
New York, NY  10010

INVESTMENT SUBMANAGER (Index Portfolio)
Mellon Equity Associates
500 Grant Street, Suite 3700
Pittsburgh, PA 15258

COUNSEL TO INDEPENDENT TRUSTEES OF THE FUNDS
Debevoise & Plimpton
555 13th Street, N.W.
Washington, DC 20004

SUBADMINISTRATOR and DISTRIBUTOR
Sunstone Financial Group, Inc. (Subadministrator)
Sunstone Distribution Services, LLC (Distributor)
207 East Buffalo Street, Suite 400
Milwaukee, WI 53202

TRANSFER AGENT AND CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02116

COUNSEL TO GREEN CENTURY CAPITAL MANAGEMENT, INC.
Goulston & Storrs
400 Atlantic Avenue
Boston, MA 02110

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
99 High Street
Boston, MA 02110

 FOR MORE INFORMATION ABOUT THE GREEN CENTURY FUNDS CALL 1-800-93-GREEN

 FOR SPECIFIC INFORMATION ABOUT YOUR OWN ACCOUNT, CALL 1-800-221-5519



Printed on recycled paper with soy-based ink.
                                                                      Prospectus

                                                             GREEN CENTURY FUNDS

                                                                            LOGO

                                                                             (R)





                                                                        BALANCED
                                                                            FUND


                                                                          EQUITY
                                                                            FUND

-------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION


                             GREEN CENTURY FUNDS


           29 Temple Place, Suite 200, Boston, Massachusetts 02111
--------------------------------------------------------------------------------
     Green Century Funds (the "Trust") offers two separate series (each, a "Fund"), each with its own investment objective. Each series pursues its respective investment objective through investments consistent with the Trust's commitment to environmental responsibility. The GREEN CENTURY BALANCED FUND (the "Balanced Fund") seeks capital growth and income from a diversified portfolio of stocks and bonds. The GREEN CENTURY EQUITY FUND (the "Equity Fund") seeks long-term total return from a diversified portfolio of stocks which corresponds to the total return performance of the "Domini Social
IndexSM" (the "Social Index"), an index comprised of stocks selected based upon environmental and social criteria. The Equity Fund seeks to achieve its investment objective by investing all of its investable assets (the "Assets") in the Domini Social Index Portfolio (the "Index Portfolio"), a diversified open-end management investment company having the same investment objective as the Equity Fund. The Index Portfolio invests in the common stocks included in the Social Index. There can be no assurance that the investment objective of each Fund will be achieved.



     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Trust's Prospectus dated January 5, 1998 a copy of which may be obtained from the Trust at the address noted above. Terms used but not defined herein, but which are defined in the Prospectus, are used as defined in the Prospectus.



      Table of Contents                                               Page
      -----------------                                               ----

      Investment Objectives, Risks and Policies........................
      History of Green Century Funds and Green Century and
       Capital Management Shareholder Activism.........................
      Investment Restrictions..........................................
      Trustees, Officers and Advisory Board............................
      Investment Advisers and Managers.................................
      Administrator, Subadministrator, Transfer Agent and Custodian,
       and Expenses....................................................
      Distribution Plan................................................
      Net Asset Value; Redemption in Kind..............................
      Performance Advertising..........................................
      Federal Taxes....................................................
      Description of Shares, Voting Rights and Liabilities.............
      Portfolio Transactions and Brokerage Commissions.................
      Independent Auditors and Experts.................................
      Additional Information...........................................
      Financial Statements.............................................
      Appendix - Description of Securities Ratings.....................



The date of this Statement of Additional Information is January 5, 1998.

INVESTMENT OBJECTIVES, RISKS AND POLICIES
-------------------------------------------------------------------------------


     The following supplements the information contained in the Prospectus concerning the investment objective, policies and techniques of the Funds and the Index Portfolio.

                                 BALANCED FUND

     U.S. Government Agency Obligations--The Fund will invest in obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government (i.e., direct pass-through certificates of the Government National Mortgage Association ("GNMA")), some of which are supported by the right of the issuer to borrow from the U.S. Government (i.e., obligations of the Federal Home Loan Banks) and some of which are backed only by the credit of the issuer itself (i.e., obligations of the Student Loan Marketing Association).

     Repurchase Agreements--Repurchase agreements may be entered into for the Fund only with selected banks or broker-dealers. This is an agreement in which the seller (the "Lender") of a security agrees to repurchase from the Fund the security sold at a mutually agreed upon time and price. As such, it is viewed as the lending of money to the Lender. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time assets of the Fund are invested in the agreement and is not related to the coupon rate on the underlying security.
The period of these repurchase agreements will usually be short, from overnight to one week. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. The Fund will always receive as collateral securities whose market value (which is marked to the market daily), including accrued interest, will be at least equal to 100% of the dollar amount invested on behalf of the Fund in each agreement along with accrued interest. Payment for such securities will be made for the Fund only upon physical delivery or evidence of book entry transfer to the account of the Trust's custodian. If the seller under a repurchase agreement becomes insolvent, the Fund's right to dispose of the securities may be restricted. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the
security.   If the Lender defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the Lender, realization upon the collateral on behalf of the Fund may be delayed or limited in certain circumstances. The Lender may also fail to repurchase the obligations. Repurchase agreements are considered collateralized loans under the Investment Company Act of 1940, as amended (the "1940 Act").

     A repurchase agreement with more than seven days to maturity may not be entered into for the Fund if, as a result, more than 15% of the market value of the Fund's net assets would be invested in such repurchase agreements together with any illiquid securities that the Fund may hold. The Balanced Fund has no current intention to invest more than 5% of its net assets in repurchase agreements.

     Certificates of Deposit--The Fund may invest in certificates of deposit of large domestic or foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of one billion U.S. dollars or the equivalent thereof) and certificates of deposit of smaller banks as described below. Although the Trust recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign banks or foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign bank or a foreign branch of a domestic bank. (See "Foreign Securities".)

     The Fund may also invest in certificates of deposit issued by banks and savings and loan institutions which had at the time of their most recent annual financial statements total assets of less than one billion dollars, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the U.S. Government, (ii) at no time will the Fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and
(iii) at the time of acquisition, no more than 10% of the Fund's assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of one billion dollars.

     When-Issued Securities--The Fund may purchase securities offered on a "when-issued" or "forward delivery" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest on the when-issued or forward delivery security accrues to the purchaser. While when-issued or forward delivery securities may be sold prior to the settlement date, it is intended that the Fund will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of when-issued or forward delivery securities may be more or less than the purchase price. The Trust does not believe that the Fund's net asset value or income will be adversely affected by its purchase of securities on a when-issued or forward delivery basis. The Fund will establish a segregated account in which it will maintain cash, U.S. Government securities and high-grade debt obligations equal in value to commitments for when-issued or forward delivery securities.

     Mortgage-Backed Securities and Mortgage Pass-Through Securities--The Fund may also invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below.

     Unscheduled or early payments on the underlying mortgage may shorten the securities' effective maturities and lessen their growth potential. The Fund may agree to purchase or sell these securities with payment and delivery taking
place at a future date.   A decline in interest rates may lead to a faster rate
of repayment of the underlying mortgages, and expose the Fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by the Fund, the prepayment right will tend to limit to some degree the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of noncallable debt securities.

     Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

     The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Fund shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

     Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

     FHLMC is a corporate instrumentality of the United States Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, the Fund's investment adviser and investment subadviser determine that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

     Foreign Currencies--Investments in foreign securities usually will involve currencies of foreign countries. Moreover, the Fund temporarily may hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase forward foreign currency contracts, foreign currency futures contracts and options on such contracts. Because of these factors, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward or futures contracts to purchase or sell foreign currencies.

     Because the Balanced Fund may be invested in both U.S. and foreign securities markets, changes in the Fund's share price will not be correlated with movements in the U.S. markets. The Fund's share price will reflect the movements of both the different stock and bond markets in which it is invested and of the currencies in which the investments are denominated; the strength or weakness of the U.S. dollar against foreign currencies may account for part of the Fund's investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. The Fund may invest in many securities markets around the world in an attempt to take advantage of opportunities wherever they may arise.

     Floating Rate Obligations--Certain of the obligations that the Fund may purchase have a floating or variable rate of interest. Such obligations bear interest at rates that are not fixed, but which vary with changes in specific market rates or indices, such as the Prime Rate, and at specified intervals. Certain of such obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity.

     Because of the variable rate nature of such instruments, the yield of the Fund purchasing such instruments will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. On the other hand, during periods where prevailing interest rates have increased, the Fund's yield will increase and its shareholders will have reduced risk to capital depreciation.

     Zero Coupon Securities--The Fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. Zero coupon securities include so-called "stripped" U.S. Treasury obligations as well as privately issued securities which are issued by a bank or a securities firm that has purchased U.S. Treasury obligations and separated
their interest and principal components.   When held to maturity, their entire
income, which consists of accretion of discount, comes from the difference between the purchase price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follows the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

     Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRS") and Certificate of Accrual on Treasuries ("CATS"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S.

Treasury securities has stated that for federal tax and securities purposes, in their opinion purchasers of such certificates, such as the Funds, most likely will be deemed the beneficial holder of the underlying U.S. Government securities. The Fund understands that the staff of the Division of Investment Management of the Securities and Exchange Commission ("SEC") no longer considers such privately stripped obligations to be U.S. Government securities, as defined in the 1940 Act; therefore, the Fund intends to adhere to this staff position and will not treat such privately stripped obligations to be U.S. Government securities for the purpose of determining if the Fund is "diversified," or for any other purpose, under the 1940 Act.

     The Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

     When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

     Equity Investments--Equity investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of preferred stock and convertible preferred stock, the holder's claims on assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareholders.

     Debt Securities--The Fund may invest in debt securities of foreign and U.S. issuers. The Fund's debt investments may be selected on the basis of capital appreciation potential, by evaluating, among other things, potential yield, if any, credit quality, and the fundamental outlooks for currency and interest rate trends in different parts of the globe, taking into account the ability to hedge a degree of currency or local bond price risk. The Fund's investments in high yield, high risk debt obligations rated below investment grade, which have speculative characteristics, bear special risks. They are subject to greater credit risks, including the possibility of default or bankruptcy of the issuer. The value of such investments may also be subject to a greater degree of volatility in response to interest rate fluctuations, economic downturns and changes in the financial condition of the issuer.
These securities generally are less liquid than higher quality securities. During periods of deteriorating economic conditions and contractions in the credit markets, the ability of such issuers to service their debt, meet projected goals or obtain additional financing may be impaired. The Fund will also take such action as it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any such obligation or of the underlying source of funds for debt service. Such action may include retaining the services of various persons and firms (including affiliates of the investment adviser and investment subadviser) to evaluate or protect any real estate or other assets securing any such obligation or acquired by the Fund as a result of any such event. The Fund will incur additional expenditures in taking protective action with respect to portfolio obligations in default and assets securing such obligations.


Risks Related to Lower-Rated Securities
     While any investment carries some risk, certain risks associated with lower-rated securities are different from those for investment-grade securities. The risk of loss through default is greater because lower-rated securities are usually unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of the Fund's net asset value per share.



     There remains some uncertainty about the performance level of the market for lower-rated securities under adverse market and economic environments. An economic downturn or increase in interest rate could have a negative impact on both the markets for lower-rated securities (resulting in a greater number of bond defaults) and the value of lower-rated securities held in the portfolio of investments.



     The economy and interest rates can affect lower-rated securities differently than other securities. For example, the prices of lower-rated securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher-rated investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.



     If an issuer of a security defaults, the Balanced Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower-rated securities as well as the Balanced Fund's net asset value. In general, both the prices and yields of lower-rated securities will fluctuate.



     In certain circumstances it may be difficult to determine a security's fair value due to a lack of reliable objective information. Such instances occur where there is not an established secondary market for the security or the security is lightly traded. As a result the Balanced Fund's valuation of a security and the price it is actually able to obtain when it sells the security could differ.



     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower-rated securities held by the Fund, especially in a thinly traded market. Illiquid or restricted securities held by the Balanced Fund may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

     Current laws, such as those requiring federally-insured savings and loan associations to remove investments in lower-rated securities from their portfolios, as well as other pending proposals, may have a material impact on the market for lower-rated securities.



     The ratings assigned by a rating agency evaluates the safety of lower-rated security's principal and interest payments, but does not address market value risk. Because the ratings of the rating agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the Subadviser performs its own analysis of the issuers whose lower-rated securities the Balanced Fund holds. Because of this, the Balanced Fund's performance may depend more on the Subadviser's credit analysis than is the case of mutual funds investing in higher-rated securities.



     Options on Securities--The Fund may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options") in an attempt to increase gain. However, the Fund may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Fund.


     The Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." Where the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

     The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

     The Fund may engage in over-the-counter options transactions with broker-dealers who make markets in these options. At present, approximately ten broker-dealers, including several of the largest primary dealers in U.S. Government securities, make these markets. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Fund will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The investment adviser and investment subadviser will monitor the creditworthiness of dealers with whom the Fund enters into such options transactions under the general supervision of the Trust's Trustees.


     Options on Securities Indices--In addition to options on securities, the Fund may also purchase and write (sell) call and put options on securities indices. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Fund generally will only purchase or write such an option if the investment adviser and investment subadviser believe the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase such options unless its investment adviser and investment subadviser believe the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities. Price movements in the Fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Fund may be forced to liquidate portfolio securities to meet settlement obligations.



     Options on Currencies--The Fund may write (sell) call and put options on currencies to increase gain and may purchase such options to hedge the value of securities the Fund holds or intends to buy. Purchased currency options may be denominated in a currency that is linked to the currency the Fund owns or may wish to purchase. This technique, referred to as "proxy hedging," involves the additional risk that the linkage between the currencies may be changed or eliminated.


     Futures Contracts--The Fund may enter into futures contracts on securities, currencies and indices which are traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC") or, consistent with CFTC regulations, on foreign exchanges. The Fund will do so to hedge against anticipated changes in securities values, as a substitute for the purchase or sale of securities or currencies or to enhance return.

     To the extent that the Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on an exchange regulated by the CFTC, in each case that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into.

     The Fund may also purchase and write call and put options on futures contracts which are traded on exchanges that are licensed and regulated by the CFTC, or, consistent with CFTC regulations, on foreign exchanges.

     While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, the Fund's ability to establish and close out options positions at fairly established prices will be subject to the existence of a liquid market. The Balanced Fund will not purchase or write options on futures contracts unless, in the Trust's advisers' opinion, the market for such options has sufficient liquidity that the risks associated with such options transactions are not at unacceptable levels.

     While futures contracts will be traded to reduce certain risks, futures trading itself entails certain other risks. Unanticipated changes in securities values, interest rates or currency prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts. Some futures contracts may not have a broad and liquid market, in which case the contracts may not be able to be closed at a fair price and the Fund may lose in excess of the initial margin deposit. Moreover, in the event of an imperfect correlation between the futures contract and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

     The Fund will incur brokerage costs and will be required to post and maintain "margin" as a good-faith deposit against performance of its obligations under futures contracts and under options written by the Fund. In addition, the Fund is required to segregate assets, such as liquid securities and cash, in an amount equal to the value of the instruments underlying futures contracts and call options purchased and put options written by the Fund.

     Forward Currency Exchange Contracts--A forward currency exchange contract ("forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.


     While the Fund will enter into forward and futures contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transaction. Moreover, there may be an imperfect correlation between the Fund's portfolio holdings of securities denominated in a particular currency and forward or futures contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.


     Combined Transactions--The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple foreign currency transactions (including forward foreign currency exchange contracts) and any combination of futures, options and foreign currency transactions ("component" transactions), instead of a single transaction, as part of a single hedging strategy when, in the opinion of the investment adviser and investment subadviser, it is in the best interest of the Fund to do so. A combined transaction, while part of a single hedging strategy, may contain elements of risk that are present in each of its component transactions.


     Use of Segregated and Other Special Accounts--Options, futures and forward foreign currency transactions which obligate the Fund to provide cash, securities or currencies to complete such transactions will entail the Fund either segregating assets in an account with, or on the books of, the Custodian to the extent the Fund does not own the securities, or the securities denominated in the currency, which are the subject of the obligation, or otherwise "covering" the transaction as allowed under interpretive positions of the SEC. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate high grade liquid debt obligations sufficient to meet the obligation by purchasing and delivering the securities if the call is exercised. A call option written on an index will require the Fund to have portfolio securities which correlate with the index or to segregate such high grade liquid assets. A put option written by the Fund also will require the Fund to segregate such high grade liquid assets sufficient to cover the Fund's obligation to buy the securities covered by the put if the put is exercised.
                                     11

     Except when the Fund enters into a forward contract for the purpose of the purchase or sale of a security denominated in a foreign currency, a forward foreign currency contract which obligates the Fund to provide currencies will require the Fund to hold currencies or liquid securities denominated in that currency which will equal the Fund's obligations. Such a contract requiring the purchase of currencies also requires segregation.


     Unless the Fund owns or maintains a segregated account consisting of the securities, cash or currencies which are the subject of the obligation as described above, the Fund will hold liquid assets in a segregated account. These assets cannot be transferred while the obligation is outstanding unless replaced with other suitable assets. Rather than segregating assets in the case of an index-based transaction, the Fund could own securities substantially replicating the movement of the particular index.



     In the case of a futures contract, the Fund, apart from its duty to segregate, must deposit initial margin and variation margin, as often as daily if the position moves adversely, sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Similarly, options on futures contracts require margin to the extent necessary to meet the Fund's commitments.


     In lieu of such procedures, such transactions may be covered by other means, consistent with applicable regulatory policies. The Fund may enter into certain offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and hedging transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Of course, the offsetting transaction must terminate at the time of or after the primary transaction.

     Other Mortgage-Backed Securities--Governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the investment adviser and investment subadviser will, consistent with the Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities. The Fund will not purchase any such other mortgage-backed securities until the Trust's Prospectus and this Statement of Additional Information have been supplemented.

                                  EQUITY FUND

     The Equity Fund seeks to achieve its investment objective by investing all its Assets in the Index Portfolio, which has the same investment objective as the Equity Fund. The Index Portfolio seeks to achieve its investment objective by investing in the common stocks comprising the Social Index. The Equity Fund's policy is to invest at least 80% of its Assets (either directly or through the Index Portfolio) in the stocks comprising the Social Index.

     In selecting stocks for inclusion in the Social Index:



     1. Kinder, Lydenberg & Domini & Co., Inc. ("KLD") evaluated, in accordance with the social criteria described in the Prospectus, each of the companies the stocks of which comprise the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). If a company whose stock was included in the S&P 500 met KLD's social criteria and met its further criteria for industry diversification, financial solvency, market capitalization, and minimal portfolio turnover, it was included in the Social Index. As of July 31, 1997, of the 500 companies whose stocks comprised the S&P 500, approximately 50% were included in the Social Index.



     2. The remaining stocks comprising the Social Index (i.e., those which are not included in the S&P 500) were selected based upon KLD's evaluation of the social criteria described in the Prospectus, as well as upon its criteria for industry diversification, financial solvency, market capitalization, and minimal portfolio turnover. Because of the social criteria applied in the selection of stocks comprising the Social Index, industry sector weighting in the Social Index may vary materially from the industry weightings in other stock indices, including the S&P 500, and certain industry sectors will be excluded altogether.



     KLD may exclude from the Social Index stocks issued by companies which are in bankruptcy or whose bankruptcy KLD believes may be imminent.


     The component stocks of the S&P 500 are chosen by Standard & Poor's Corporation ("S&P") solely with the aim of achieving a distribution by broad industry groupings that approximates the distribution of these groupings in the New York Stock Exchange common stock population, taken as the assumed model for the composition of the total market. Construction of the S&P 500 by S&P proceeds from industry groups to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the S&P 500 does not comprise the 500 largest companies listed on the New York Stock Exchange. Not all stocks included in the S&P 500 are listed on the New York Stock Exchange. However, the total market value of the S&P 500 as of July 31, 1997 represented 79.3% of the aggregate market value of common stocks traded on the New York Stock Exchange.

     Inclusion of a stock in the S&P 500 Index in no way implies an opinion by S&P as to its attractiveness as an investment, nor is S&P a sponsor of or otherwise affiliated with the Equity Fund or the Index Portfolio. "S&P 500" is a trademark of S&P. A company which is not included in the S&P 500 may be included in the Social Index primarily in order to afford representation to an industrial sector which would otherwise be under-represented in the Social Index. Because of the environmental and social criteria applied in the selection of stocks comprising the Social Index, industry sector weighting in the Social Index may vary materially from the industry weightings in other stock indices, including the S&P 500.

     The weightings of stocks in the Social Index are based on each stock's relative total market capitalization, (i.e., market price per share times the number of shares outstanding.) Because of this weighting, as of July 31, 1997 approximately 40% of the Social Index was comprised of the 20 largest companies in that Index.


     The Index Portfolio intends to readjust its securities holdings periodically such that those holdings will correspond, to the extent reasonably practicable, to the Social Index both in terms of composition and weighting. The timing and extent of adjustments in the holdings of the Index
Portfolio, and the extent of the
correlation of the holdings of the Index Portfolio with the Social Index, will reflect the Index Portfolio's submanager's judgment as to the appropriate balance as between the goal of correlating its holdings with the composition of the Social Index and the goals of minimizing transaction costs and keeping sufficient reserves available for anticipated redemptions of shares. To the extent practicable, the Index Portfolio will seek a correlation between the weightings of securities held by the Index Portfolio to the weightings of the securities in the Social Index of 0.95 or better. The Board of Trustees of the Index Portfolio will receive and review, at least quarterly, a report prepared by the Submanager comparing the performance of the Index Portfolio with that of the Social Index, and comparing the composition and weighting of the Index Portfolio's holdings with those of the Social Index, and will consider what action, if any, should be taken in the event of a significant variation between the performance of the Equity Fund or the Index Portfolio, as the case may be, and that of the Social Index, or between the composition and weighting of the Index Portfolio's securities holdings with those of the stocks comprising the Social Index. If the correlation between the weightings of securities held by the Index Portfolio and the weightings of the stocks in the Social Index falls below 0.95, the Board of Trustees of the Index Portfolio will review, with the Submanager of the Index Portfolio methods for increasing such correlation, such as through adjustments in securities holdings of the Index Portfolio. As of July 31, 1997, the correlation between the weightings of securities held by the Index Portfolio and the weightings of the stocks in the Social Index was 0.99. To the extent practicable, the Index Portfolio will attempt to be fully invested.


     Securities Subject to Taxation: The Index Portfolio does not purchase securities which the Index Portfolio believes, at the time of purchase, will be subject to exchange controls or foreign withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of the Index Portfolio's investments. In the event unforeseen exchange controls or foreign withholding taxes are imposed with respect to any of the Index Portfolio's investments, the effect may be to reduce the income received by the Index Portfolio on such investments.

     Rule 144A Securities: Although neither the Equity Fund nor the Index Portfolio has any current intention to do so, each may invest in securities which may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act").

     Option Contracts: Although it has no current intention to do so, the Index Portfolio may in the future enter into certain transactions in stock options for the purpose of hedging against possible increases in the value of securities which are expected to be purchased by the Index Portfolio or possible declines in the value of securities which are expected to be sold by the Index Portfolio. Generally, the Index Portfolio would only enter into such transactions on a short-term basis pending readjustment of its holdings of underlying stocks.

     The purchase of an option on an equity security provides the holder with the right, but not the obligation, to purchase the underlying security, in the case of a call option, or to sell the underlying security, in the case of a put option, for a fixed price at any time up to a stated expiration date. The holder is required to pay a non-refundable premium, which represents the purchase price of the option. The holder of an option can lose the entire amount of the premium, plus related transaction costs, but not more. Upon exercise of the option, the holder is required to pay the purchase price of the underlying security in the case of a call option, or deliver the security in return for the purchase price in the case of a put option.

     Prior to exercise or expiration, an option position may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the exchange on which the position was originally established. While the Index Portfolio would establish an option position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular option contract at any specific time. In that event, it may not be possible to close out a position held by the Index Portfolio, and the Index Portfolio could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. The inability to close out option positions also could have an adverse impact on the Index Portfolio's ability effectively to hedge its portfolio.


     Each exchange on which option contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Adviser of the Index Portfolio does not believe that these trading and position limits would have an adverse impact on the possible use of hedging strategies by the Index Portfolio.

     Short Sales: Although it has no current intention to do so, the Index Portfolio may make short sales of securities or maintain a short position, if at all times when a short position is open the Index Portfolio owns an equal amount of such securities, or securities convertible into such securities.

                         BALANCED FUND AND EQUITY FUND

     Foreign Securities--The investment advisers believe that diversification of assets on a global basis decreases the degree to which events in any one country, including the United States, will affect an investor's entire investment holdings. In the period since World War II, many leading foreign economies have grown more rapidly than the United States economy, providing investment opportunities, although there can be no assurance that this will be true in the future. As with any long-term investment, the value of shares when sold may be higher or lower than when purchased.


     Investors should recognize that investing in foreign securities involves certain risk factors, including those set forth below, which are not typically associated with investing in United States securities and which may affect the Funds' performance favorably or unfavorably. Many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets is less than that in the United States market and at times, volatility of price can be greater than in the United States. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems either could result in losses to a Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Funds will endeavor to achieve the most favorable net results on portfolio transactions. Further, the Funds may encounter difficulties or be unable to pursue legal remedies and obtain judgment in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. It may be more difficult for the Funds' agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The investment advisers seek to mitigate the risks associated with the foregoing considerations through diversification and continuous professional management.


     The Funds may also invest in sponsored and unsponsored American Depository Receipts (ADRs) and, in the case of the Balanced Fund, Global Depository Receipts (GDRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership in the underlying securities. Transactions in these securities may not necessarily be settled in the same currency as transactions in the securities into which they represent. Generally ADRs, in registered form, are designed for use in U.S. securities markets.

     Risks of Specialized Investment Techniques Abroad--The above described specialized investment techniques, when conducted abroad, may not be regulated as effectively as in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Funds' ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

     Lending of Portfolio Securities--Each Fund and the Index Portfolio may lend their securities to brokers, dealers and financial institutions, provided
(1) the loan is secured continuously by collateral, consisting of U.S. Government securities or cash or letters of credit, which is marked to the market daily to ensure that each loan is fully collateralized at all times; (2) the loan may be called at any time and the return of the securities loaned obtained within three business days; (3) each Fund or the Index Portfolio, as the case may be, will receive any interest or dividends paid on the securities loaned; and (4) the aggregate market value of securities loaned will not at any time exceed 30% of the total assets of the Funds or the Index Portfolio, as the case may be.

     Each Fund and the Index Portfolio will earn income for lending their securities either in the form of fees received from the borrower of the securities or in connection with the investment of cash collateral in short-term money market instruments. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.


     In connection with lending securities, the Funds and the Index Portfolio may pay reasonable finders,
                                     16
administrative and custodial fees. No such fees will be paid to any person if it or any of its affiliates is affiliated with the Funds, the Index Portfolio, the investment adviser of the Funds or Index Portfolio, the investment subadviser of the Balanced Fund or the investment manager of the Index Portfolio.


     At the present time, the Balanced Fund has no intention to loan securities worth more than 5% of the Fund's assets. Although the Index Portfolio reserves the right to lend its securities, it has no current intention of doing so in the foreseeable future. The Equity Fund will not lend its securities.

                     HISTORY OF THE GREEN CENTURY FUNDS AND
                        GREEN CENTURY CAPITAL MANAGEMENT
                              SHAREHOLDER ACTIVISM


     While the companies in the portfolios of the Green Century Balanced Fund and the Index Portfolio must meet basic standards for corporate environmental responsibility, some still have room for improvement. In such cases, Green Century may enter into dialogue with those companies or file a shareholder resolution to initiate improvement. The following is a history of Green Century's shareholder activism as of October 31, 1997.



CERES -- Green Century Capital Management has been actively involved with CERES, the Coalition of Environmentally Responsible Economies, created in 1989 to spur corporations to better their environmental behavior. The CERES Principles establish comprehensive corporate environmental standards and disclosure requirements. Companies that endorse the Principles back up their pledges with concrete information, publicly reported in the CERES Report. Green Century Capital Management's participation in CERES has enabled it to join in negotiations with various corporations, which have ranged from Aveda and Ben & Jerry's to General Motors and Sunoco, and help increase the pressure for change. Green Century Capital Management staff also spoke at the May 1993 PepsiCo annual shareholders meeting in favor of that company's endorsement of the CERES Principles.



     In June of 1997, Green Century co-sponsored a resolution with Thermo Electron, urging the company to endorse the Principles. The resolution won 4.5 percent of the vote, sufficient to allow the resolution's filers to re-file next year and to continue to press the company to endorse the Principles.



     Green Century is currently preparing to co-file shareholder resolutions at Intel and Thermo Electron for vote at their Spring 1998 annual meetings to encourage both companies to endorse the CERES Principles.



PEPSICO -- Green Century continued the dialogue with PepsiCo in November of 1993, when the Balanced Fund filed a shareholder resolution to spur the corporation to further improve its environmental programs and limit its active opposition to environmental protection measures such as recycling campaigns and efforts to pass state and national Bottle Bill legislation. The vote was held at the May 1994 annual shareholders meeting at which Green Century Capital Management staff made a presentation in support of the resolution. The resolution received 43.8 million votes, equal to 8.45% of the votes cast on the resolution. This was a strong first showing, sending a message to PepsiCo management about the growing shareholder concern for the environment.

     In 1995, PepsiCo came to the negotiating table with Green Century, apparently wishing to avoid the negative publicity that another shareholder resolution involving PepsiCo's opposition to the bottle bill could create. The company agreed to conduct a comprehensive study of its environmental policies and devise a set of principles designed to guide company-wide action. PepsiCo also agreed to discontinue the use of disposable shipping containers in favor of plastic shells that it will reuse. The company also committed to manufacture a new aluminum lid that will save 25 million pounds of aluminum per year.

GENERAL MILLS -- In July of 1994, Green Century Capital Management learned that General Mills had allowed the manufacture and distribution of 50 million boxes of cereal that had been made from oats treated with an illegal pesticide. Though General Mills recalled the contaminated cereal, Green Century Capital Management wrote to General Mills CEO H. Brewster Atwater requesting that the company more closely monitor its food manufacturing. Mr. Atwater responded by outlining the steps the company would take to prevent similar mishaps.


INTEL -- In 1994 the Green Century Balanced Fund joined forces with the Jessie Smith Noyes Foundation in filing a shareholder resolution that would require Intel, an electronics producer, to make publicly available information which would allow public assessment of its facilities' environmental and safety hazards. The resolution was in response to a report by the Southwest Organizing Project which states that Intel's Rio Rancho plant in New Mexico would require amounts of water exceeding local capacity. While the resolution did not pass, it did move Intel President Andrew Grove to initiate a long sought after dialogue with Noyes' President Stephen Viederman.


     The following year, the Green Century Balanced Fund and Noyes filed another shareholder resolution with Intel, prompting Intel to revise its Environmental, Health and Safety Policy to include sharing information on the company's environmental and safety hazards with the public. Further, Intel agreed that the "communities" with which it will share information will include all community groups and not just the elected officials and local advisory panels set up by Intel to which the company had offered limited information in the past. As a result, Noyes, with the support of Green Century and the other co-filers, withdrew the shareholders resolution. The resolution's proponents and local community organizations will continue to monitor Intel's implementation of the new policy.


SECURITIES AND EXCHANGE COMMISSION -- In February of 1995, Green Century Capital Management staff corresponded with SEC Commissioner Arthur Levitt to urge him not to allow the SEC to restrict shareholder activism, and with Senator John Kerry to urge him to consider the rights of shareholders to file resolutions when considering two pending nominations to the Securities and Exchange Commission.



     In September of 1997, Green Century Capital Management staff again wrote SEC President Levitt to reiterate Green Century's concern that issues important to environmentally conscious investors be allowed on the ballot at companies' annual shareholder meetings.



TIME WARNER -- In 1992, Time Warner, Inc. committed to convert Time magazine to chlorine-free paper. The company has not only not done so as of yet and has resisted requests to report on its plans to convert.



     In 1995, Green Century Capital Management staff wrote Time President Reginald Brack to request that Time convert to chlorine free paper in its publications. The Green Century Balanced Fund then joined as a co-filer in a shareholder resolution at Time which asked the Time Board of Directors to report on its plans to convert to the use of chlorine-free paper. The resolution was presented at Time Warner's annual shareholder meeting by Green Century Trustee Wendy Wendlandt on May 16, 1996 and won a yes vote of nearly 18 million shares, or 5.5% of the votes cast. This was enough to persuade Time Warner CEO Gerald Levin to state that he welcomed continuing dialogue with the resolution's proponents and to qualify the resolution to be introduced the following year.



     In May of 1997 the resolution was voted on a second time and did not garner enough votes to allow us to re-introduce it next year. Green Century will continue to work with our co-filers and others on alternative strategies.



AMERICAN INTERNATIONAL - As a means to highlight the economic risk and fiscal impact associated with global climate change, the Green Century Funds and Green Century Capital Management are in the process of co-filing a shareholder resolution with the Domestic and Foreign Missionary Society of the Protestant Episcopal Church in the United States of America. The resolution to the Board of Directors of American International Group, Incorporated, an insurance corporation, requests a report detailing the company's anticipated property and/or health care loss liabilities potentially caused by climate change and how its public policy stance on climate change relates to loss prevention activities.



GREEN CENTURY EQUITY FUND PROXY VOTES - Invested in a portfolio that owns the stocks of 400 companies, the Equity Fund's portfolio has opportunities to vote its shares on many environmental and social issues. Key among these in the past year was the movement to encourage corporations to endorse the CERES Principles. The Equity Fund's adviser supported shareholder resolutions advocating CERES endorsements at several companies last year, including American Express Company and Kellogg Company.



INVESTMENT RESTRICTIONS
-------------------------------------------------------------------------------


     Each Fund and the Index Portfolio is operated under the following investment restrictions which are deemed fundamental policies and may be changed with respect to a Fund or the Index Portfolio only with the approval of the holders of a "majority of the outstanding voting securities" of the Fund or the Index Portfolio which, as defined in the 1940 Act and as used herein, means the vote of (i) 67% or more of the Fund's shares or the Index Portfolio's interests present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund or interests in the Index Portfolio are present in person or represented by proxy; or (ii) more than 50% of the Fund's outstanding shares or the Index Portfolio's outstanding interests whichever is less. Whenever the Equity Fund is requested to vote on a matter pertaining to the Index Portfolio, the Trustees of the Equity Fund will, in their discretion and in accordance with applicable law, either seek instructions from shareholders of the Equity Fund and vote the shares only in accordance with such instructions, or vote the shares held by the Equity Fund in the same proportion as the vote of all other holders of shares in the Index Portfolio.

                                 BALANCED FUND



     The Trust, on behalf of the Balanced Fund may not:

     (1) borrow money or mortgage or hypothecate assets of the Fund, except that in an amount not to exceed 1/3 of the current value of the Fund's net assets, it may borrow money as a temporary measure for extraordinary or emergency purposes and enter into reverse repurchase agreements or dollar roll transactions, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only either to accommodate requests for the redemption of shares while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations) or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related restrictions, see clause (i) under the caption "Non-Fundamental State and Federal Restrictions" below. (As an operating policy, the Fund may not engage in reverse repurchase agreements.);

     (2) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

     (3) underwrite securities issued by other persons except insofar as the Trust or the Fund may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;


     (4) make loans to other persons except (a) through the lending of the Fund's portfolio securities and provided that any such loans not exceed 30% of the Fund's total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations and provided that not more than 10% of the Fund's net assets will be invested in repurchase agreements maturing in more than seven days, or (c) by purchasing a portion of an issue of debt securities of types commonly distributed privately to financial institutions, for which purposes the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;


     (5) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the Trust may hold and sell, for the Fund's portfolio, real estate acquired as a result of the Fund's ownership of securities);

     (6) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of the Fund's net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (the Trust has no current intention to engage in short selling);


     (7)concentrate its investments in any particular industry (excluding U.S. Government securities), but if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of its total assets may be invested in any one industry, except that positions in futures or option contracts shall not be subject to this restriction; and



     (8) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.



     Non-Fundamental Restrictions--In order to comply with certain federal statutes and policies the Trust, on behalf of the Balanced Fund will not as a matter of operating policy:



    (1) purchase securities issued by any investment company if as a result thereof (a) more than 10% of the Fund's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more that 5% of the Fund's total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Fund (the Trust has no current intention of investing the assets of the Fund in other investment companies);



   (2) invest more than 15% of the net assets of the Fund (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable;



   (3) with respect to 75% of the total assets of the Fund, invest more than 5% of the total assets of the Fund in the securities or obligations of any one issuer (other than U.S. Government obligations) or acquire more than 10% of the outstanding voting securities of any one issuer;


     These policies are not fundamental and may be changed without shareholder approval in response to changes in the various state and federal requirements.


                        EQUITY FUND AND INDEX PORTFOLIO


     Neither the Equity Fund nor the Index Portfolio may:

     (1) borrow money, except that as a temporary measure for extraordinary or emergency purposes either the Fund or the Index Portfolio may borrow an amount not to exceed 1/3 of the current value of the net assets of the Fund or the Index Portfolio, respectively, including the amount borrowed (moreover, neither the Fund nor the Index Portfolio may purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund or the Index Portfolio, respectively, taken in each case at market value) (it is intended that the Index Portfolio would borrow money only from banks and only to accommodate requests for the withdrawal of all or a portion of a beneficial interest in the Index Portfolio while effecting an orderly liquidation of securities); for additional related restrictions, see clause (i) under the caption "Non-Fundamental State and Federal Restrictions" below;


     (2) purchase any security or evidence of interest therein on margin, except that either the Fund or the Index Portfolio may short-term credit as may be necessary for the clearance of purchases and sales of securities and except that either the Fund or the Index Portfolio may make deposits of initial deposit and variation margin in connection with the purchase, ownership, holding or sale of options;


     (3) write any put or call option or any combination thereof, provided that this shall not prevent (i) the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities, or (ii) the purchase, ownership, holding or sale of options on securities;

     (4) underwrite securities issued by other persons, except that the Fund may invest all or any portion of its assets in the Index Portfolio and except insofar as either the Fund or the Index Portfolio may technically be deemed an underwriter under the 1933 Act in selling a security;

     (5) make loans to other persons except (a) through the lending of securities held by either the Fund or the Index Portfolio and provided that any such loans not exceed 30% of its total assets (taken in each case at market value), or (b) through the use of repurchase agreements or the purchase of short-term obligations and provided that not more than 10% of its net assets will be invested in repurchase agreements maturing in more than seven days; for additional related restrictions, see paragraph (6) immediately following;

     (6) invest in securities which are subject to legal or contractual restrictions on resale (other than repurchase agreements maturing in not more than seven days and other than securities which may be resold pursuant to Rule 144A under the 1933 Act if the Board of Trustees determines that a liquid market exists for such securities) if, as a result thereof, more than 10% of its net assets (taken at market value) would be so invested (including repurchase agreements maturing in more than seven days), except that the Fund may invest all or any portion of its assets in the Index Portfolio;

     (7) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Fund and Index Portfolio reserve the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the Fund or the Index Portfolio);

     (8) make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund or the Index Portfolio, as applicable, owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 5% of the Fund's or the Index Portfolio's, as applicable, net assets (taken in each case at market value) is held as collateral for such sales at any one time (it is the present intention of the Index Portfolio and the Fund to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes);

     (9) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating paragraph (1) above;

    (10) as to 75% of its assets, purchase securities of any issuer if such purchase at the time thereof would cause more than 5% of the Index Portfolio's or the Fund's, as applicable, assets (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by the

United States or any agency or instrumentality of the United States), except that for purposes of this restriction the issuer of an option shall not be deemed to be the issuer of the security or securities underlying such contract and except that the Fund may invest all or any portion of its assets in the Index Portfolio; and


     (11) invest more than 25% of its assets in any one industry unless the stocks in a single industry were to comprise more than 25% of the Social Index, in which case the Index Portfolio or the Fund, as applicable, will invest more than 25% of its assets in that industry, and except that the Fund may invest all of its assets in the Index Portfolio.


     Non-Fundamental Restrictions: In order to comply with certain federal statutes and regulatory policies, neither the Equity Fund nor the Index Portfolio will as a matter of operating policy invest more than 15% of the net assets of the Fund or the Index Portfolio, respectively, (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (defined as a security that cannot be sold in the ordinary course of business within seven days at approximately the value at which the Fund or the Index Portfolio, respectively, has valued the security).



     This policy is not fundamental and may be changed with respect to the Fund without approval by the Fund's shareholders or with respect to the Index Portfolio by the Index Portfolio without the approval of the Fund or its other investors. The Equity Fund will comply with the state securities laws and regulations of all states in which it is registered. The Index Portfolio will comply with the applicable investment limitations found in the state securities laws and regulations of all states in which the Fund is registered.


     Percentage Restrictions: If a percentage restriction or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by a Fund or the Index Portfolio or a later change in the rating of a security held by a Fund or the Index Portfolio will not be considered a violation of policy; provided that if at any time the ratio of borrowings of a Fund to the net asset value of a Fund exceeds the ratio permitted by Section 18(f) of the 1940 Act, a Fund will take the corrective action required by Section 18(f).


TRUSTEES, OFFICERS AND ADVISORY BOARD
--------------------------------------------------------------------------------


     The Trustees and officers of the Trust and the Index Portfolio and their principal occupations during the past five years (although their titles may have varied during the period) are:

                             TRUSTEES OF THE TRUST


     DAVID J. FINE (49) - Trustee of the Trust; Attorney, Dangel, Donlan & Fine (since January, 1996); Attorney, Dangel & Fine (from August, 1993 to January,
1996); Attorney, Fine, Halpern & Strassfeld (from July, 1991 to August, 1993).



     DOUGLAS M. HUSID* (46) - Trustee of the Trust; President of the Trust; Attorney, Goulston & Storrs, P.C. (since October, 1991).

     STEVEN KADISH (41) - Trustee of the Trust; Assistant Vice Chancellor for Biologic Laboratories and Programs, University of Massachusetts Medical Center (since June, 1997); Assistant Secretary for Administration and Finance, Commonwealth of Massachusetts (from June, 1995 to June, 1997) Director of Operations, Medicaid, Department of Public Welfare, Commonwealth of Massachusetts (from July, 1992 to June, 1995); Deputy Director, Division of Capital Planning and Operations, Commonwealth of Massachusetts (prior to July,
1992).



     STEPHEN MORGAN (49) - Trustee of the Trust; President, EUA, Citizens Conservation Services, Inc. (since January, 1995); Chief Operating Officer, Citizens Conservation Corp. (from July, 1991 to January, 1995).


     DOUGLAS H. PHELPS* (50) - Trustee of the Trust; Chair, Fund for Public Interest Research (since May, 1983); President, Telefund, Inc. (since January,
1988).


     C. WILLIAM RYAN (43) - Trustee of the Trust; Director, Brookline Tai Chi (since March, 1992).



     JAMES H. STARR (50) - Trustee of the Trust; Attorney, Starr and Burgess, PC (since 1989); Director, Crested Butte Land Trust (since 1991).



     WENDY WENDLANDT* (36) - Trustee of the Trust; Chairperson of the Board, Earth Day 2000 (since February, 1991); Senior Staff, Fund for Public Interest Research (since November, 1989).


                             OFFICERS OF THE TRUST


     KRISTINA A. CURTIS (45) - Treasurer of the Trust; Treasurer, Director and Chief Operating Officer, Green Century Capital Management, Inc. (since July,
1991).



     ADRIENNE M. SHISHKO (35) - Secretary and Assistant Treasurer of the Trust; General Counsel, Vice President - Marketing and Director, Green Century Capital Management, Inc. (from July, 1991 to March, 1996).


                        TRUSTEES OF THE INDEX PORTFOLIO

     EMILY W. CARD (55) - 1223 Wilshire Blvd., #334, Santa Monica, California 90403; Attorney; President, The Card Group, Inc..

     AMY L. DOMINI* (47) - 230 Congress Street, Boston, Massachusetts, 02110; Chair, President and Trustee of the Index Portfolio and the Domini Social Equity Fund since 1990; Manager of Domini Social Investments, LLC (since 1997); Officer of KLD; Trustee, Loring, Wolcott & Coolidge (since 1987); Trustee, Episcopal Church Pension Fund; Member, Governing Board, Interfaith Center on Corporate Responsibility.

ALLEN M. MAYES (76) - P.O. Box 21222, Beaumont, Texas, 77720; Retired Senior Associate General Secretary of the General Board of Pensions of the United Methodist Church (since May, 1982); Director of Ministerial Services, Texas Annual Conference, The United Methodist Church; Former Member of the Board of Directors of Investor Responsibility Research Center; Member of Board of Trustees of Wiley College (since November, 1969).

     WILLIAM C. OSBORN (52) - 115 Buckminster Road, Brookline, Massachusetts, 02146; Manager, Venture Investment Management Company LLC (since 1996); Vice President and General Manager, TravElectric Services Corp. (from 1993 to 1995); President, Environmental Technologies, Inc. (from 1990 to 1993); Director, Evergreen Solar, Inc. (since 1996); Director, Conservation Services Group (since 1992).


     KAREN PAUL (53) - 4050 Park Avenue, Miami, Florida 33133; Associate Dean and Professor of Business Environment, Florida International University.


     TIMOTHY SMITH (53) - Interfaith Center for Corporate Responsibility, 475 Riverside Drive, New York, New York 10115; Executive Director of the Interfaith Center on Corporate Responsibility (since 1974); Trustee of the Calvert New Africa Fund (since 1994).

     FREDERICK C. WILLIAMSON, SR. (81) - Five Roger Williams Green, Providence, Rhode Island 02904; Treasurer and Trustee, RIGHA (charitable foundation supporting health care needs) since 1990; Chairman, Rhode Island Historical Preservation and Heritage Commission (since 1995); Trustee, National Parks and Conservation Commission (since 1986).


______________________


     *An "interested person" of the Trust or the Index Portfolio as that term is defined in the 1940 Act.


                       OFFICERS OF THE INDEX PORTFOLIO**
     CAROLE M. LAIBLE (34) - Secretary and Treasurer of the Index Portfolio (since 1997); Financial Compliance Officer of Domini Social Investments LLC (since 1997); Financial Compliance Officer of Fundamental Shareholder Services, Inc. (1994-1997); Financial Compliance Officer and Secretary of investment companies within Fundamental Family of Funds (1994-1997); General Service Manager, McGladrey & Pullen LLP (certified public accountants) prior to 1994.



     DAVID P. WEIDER ( ) - Vice President of the Index Portfolio (since 1997); Member, Domini Social Investments LLC (since 1997); President of Fundamental Shareholder Services, Inc.



     SIGWARD M. MOSER (  ) - Vice President of the Index Portfolio (since
1997); President of Communications House International, Inc; Director of Financial Communications Society; Member, Domini Social Investments LLC (since
1997).


     PETER D. KINDER (50) - 129 Mt. Auburn Street, Cambridge, Massachusetts, 02138; Vice President of the Index Portfolio; Officer of KLD (since March,
1988).


     STEVEN D. LYDENBERG (51) - 129 Mt. Auburn Street, Cambridge,
Massachusetts, 02138; Vice President of the Index Portfolio; Director of Research of KLD (since January, 1990).



     Unless otherwise indicated, the mailing address of all of the Trustees and officers of the Trust is Green

Century Funds, 29 Temple Place, Suite 200, Boston, Massachusetts 02111. Unless otherwise indicated, the mailing address of all the officers of the Index Portfolio is 11 West 25th Street, New York, New York 10010. Each of the officers also serve as officers of the Domini Social Equity Fund and Domini Institutional Trust, other registered investment companies which invest in the Index Portfolio. Each of the listed Trustees of the Index Portfolio (except Mr. Mayes) also serves as Trustees of the Domini Social Index Fund and the Domini Institutional Trust.



     No Trustee of the Trust receives any compensation from the Trust, but each Trustee who is not an "interested person" of the Trust is reimbursed for any out-of-pocket expenses incurred in attending meetings of the Board of Trustees or of any committee thereof. Each Trustee of the Index Portfolio who is not otherwise affiliated with the Index Portfolio, receives an annual retainer of $4000 plus a meeting fee of $500.


Trust Trustees

                      AGGREGATE                                                         TOTAL COMPENSATION
                      COMPENSATION FROM                                                 FROM THE TRUST FOR
                      THE TRUST FOR THE                                                 THE FISCAL YEAR
                      YEAR ENDED JUNE 30,                                               ENDED JUNE 30, 1997
                      1997 FOR THE          PENSION OR                                  FOR THE BALANCED
                      BALANCED FUND AND     RETIREMENT BENEFITS   ESTIMATED ANNUAL      FUND AND
                      JULY 31, 1997 FOR     ACCRUED AS PART OF    BENEFITS UPON         JULY 31, 1997 FOR
                      THE EQUITY FUND       FUND EXPENSES         RETIREMENT            THE EQUITY FUND
                      --------------------  --------------------  --------------------  --------------------
David J. Fine,
Trustee               None                  None                  None                  None
Douglas M. Husid      None                  None                  None                  None
Steven Kadish,
Trustee               None                  None                  None                  None
Stephen Morgan,
Trustee               None                  None                  None                  None
Douglas H. Phelps,
Trustee               None                  None                  None                  None
C. William Ryan,
Trustee               None                  None                  None                  None
James H. Starr,
Trustee               None                  None                  None                  None
Wendy Wendlandt,
Trustee               None                  None                  None                  None



Index Portfolio Trustees

                        AGGREGATE                                                         TOTAL COMPENSATION
                        COMPENSATION FROM     PENSION OR                                  FROM THE TRUST AND
                        THE PORTFOLIO FOR     RETIREMENT BENEFITS   ESTIMATED ANNUAL      THE PORTFOLIO FOR
                        THE YEAR ENDED        ACCRUED AS PART OF    BENEFITS UPON         THE FISCAL YEAR
                        JULY 31, 1997         FUND EXPENSES         RETIREMENT            ENDED JULY 31, 1997
                        -------------         --------------------  --------------------  --------------------
Emily W. Card, Trustee  $205                  None                  None                  $205
Amy L. Domini, Chair,
President and Trustee   None                  None                  None                  None
Allen M. Mayes,
Trustee                 $2,000                None                  None                  $2,000
William C. Osborn,
Trustee                 $55                   None                  None                  $55
Karen Paul, Trustee     None                  None                  None                  None
Timothy Smith, Trustee  $2,000                None                  None                  $2,000
Frederick C.
Williamson, Trustee     $2,000                None                  None                  $2,000



     The Board of Trustees of the Trust has created an Advisory Board as a resource with respect to the application and refinement of the Trust's environmental criteria. The Advisory Board has no other power, authority or responsibility with respect to the management of the Trust or the conduct of the affairs of the Trust. No member of the Advisory Board receives any compensation for his or her services. The Advisory Board serves as a resource regarding the application and refinement of the Funds' environmental criteria. They are:



Joan Bavaria....  President, FRANKLIN RESEARCH AND DEVELOPMENT CORPORATION;
                  Chairperson, CERES (Coalition for Environmentally Responsible Economies)
Hillel Gray.....  Policy Director, NATIONAL ENVIRONMENTAL LAW CENTER
Denis Hayes.....  Executive Director, BULLIT FOUNDATION; Organizer, EARTH DAY 1990 and
                  EARTH DAY 1970
Gene Karpinski..  Executive Director, U.S. PUBLIC INTEREST RESEARCH GROUP
Maureen Kirk....  Executive Director, OREGON STATE PUBLIC INTEREST RESEARCH GROUP
Steven Rothstein  President, ENVIRONMENTAL FUTURES, INC.
Andrew Savitz...  Director, COOPERS & LYBRAND: ENVIRONMENTAL ADVISORY SERVICES
Robert B. Zevin.  Senior Vice President and Economist, UNITED STATES TRUST COMPANY



     As of September 30, 1997 all Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of the Balanced Fund and ____% of the outstanding shares of the Equity Fund. As of September 30, 1997, the following are the only persons known by the Trust to have more than 5% of the outstanding shares of the Balanced or Equity Funds: Glyn Mills Nominees (Lombard Street) Limited A/C 1781 owned ____% of the outstanding shares of the Balanced Fund and National Financial Services Corporation owned ____% of the Equity Fund. Shareholders owning 25% or more of the outstanding shares of a Fund may take actions without the approval of any other investor in that Fund.



INVESTMENT ADVISER AND MANAGER
--------------------------------------------------------------------------------
BALANCED FUND



     INVESTMENT ADVISER Under an Investment Advisory Agreement dated as of August 13, 1991 (the Advisory Agreement") between the Trust, on behalf of the Balanced Fund, and Green Century Capital Management, Inc. ("Green Century Capital" or the "Adviser"), and subject to the general supervision of the Trust's Trustees and in conformance with the respective stated policies of the Balanced Fund, Green Century Capital provides general investment advice to the Balanced Fund. Green Century Capital also helps the Trust design, and instructs the Balanced Fund's investment subadviser as to how to implement the Trust's environmental criteria.



     The Investment Advisory Agreement provides that it will continue indefinitely if its continuance is specifically approved at least annually by the vote of the holders of a majority of the outstanding voting securities of the Fund or by vote of a majority of the Trust's Board of Trustees; and provided further that such continuance is also approved annually by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of the Trust's Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time without payment of any penalty, by the Trust's Board of Trustees or by a vote of the majority of the outstanding voting securities of the Fund upon 60 days' prior written notice to the Adviser and by the Adviser upon 60 days' prior written notice to the Trust. The Advisory Agreement provides that it shall terminate automatically in the event of its assignment.

     The Advisory Agreement further provides that absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the Advisory Agreement on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or to any shareholder of the Fund for any act or omission in the course of, or in connection with, rendering services under the Advisory Agreement or for any losses that may be sustained in the purchase, holding of sale of any security. The Advisory Agreement also provides that the services of the Adviser are not deemed exclusive and that the Adviser may render similar services to others.



     Under the Advisory Agreement, the Trust has agreed that the names "Green Century Funds" and "Green Century" are proprietary to the Trust's Adviser.



     As compensation for the services rendered and obligations assumed by the Adviser, the Trust pays to the Adviser monthly a fee equal on an annual basis to 0.75% of the average daily net assets of the Balanced Fund, computed and accrued daily. For the fiscal years ended June 30, 1995, 1996 and 1997, the Balanced Fund accrued advisory fees aggregating $23,012, $51,494 and $67,209, respectively.



     INVESTMENT SUBADVISER Green Century Capital has entered into an Investment Subadvisory Agreement on behalf of the Balanced Fund (an "Subadvisory Agreement") with Winslow Management Company ("Winslow" or the "Subadviser") dated as of July 1, 1995. It is Winslow's responsibility under the direction of the Adviser, to make the day-to-day investment decisions for the Balanced Fund and to place the purchase and sale orders for the portfolio transactions of the Balanced Fund consistent with the environmental criteria established by the Trust's Adviser and subject to the general direction of the Trust's Adviser. Winslow is a separate operating division of Eaton Vance Management ("Eaton Vance"), a registered investment adviser. Winslow manages equity and debt investments in environmental and environmentally responsible companies for its clients. Winslow has been a division of Eaton Vance since June 30, 1993 and formerly was an independent company. As of June 30, 1997, Winslow had over $80 million in assets under management.



     The Subadvisory Agreement provides that it will continue indefinitely if its continuance is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by vote of a majority of the Trust's Board of Trustees; and further provided that such continuance is also approved annually by the vote of a majority of the Trustees who are not parties to the Subadvisory Agreement or interested persons of the Subadviser, cast in person at a meeting called for the purpose of voting on such approval. The Subadvisory Agreement will terminate automatically in the event of the termination of the Advisory Agreement or in the event of its assignment. In addition, the Subadvisory Agreement may be terminated at any time without payment of any penalty, by the Trust's Board of Trustees or by a vote of the majority of the outstanding voting securities of the Fund upon 60 days' prior written notice to the Subadviser and by the Subadviser upon 60 days' prior written notice to the Trust.



     The Subadvisory Agreement further provides that absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the Subadvisory Agreement on the part of the Subadviser, the Subadviser shall not be subject to liability to the Trust or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services thereunder or for any losses that may be sustained in the purchase, holding of sale of any security. The Subadvisory Agreement also provides that the services of the Subadviser are not deemed exclusive and that the Subadviser may render similar services to others.


     For its services, Green Century Capital has agreed to pay Winslow a fee equal on an annual basis to 0.40% of the value of the average daily net assets of the Balanced Fund (the "Base Fee"), such fee shall be accrued daily and payable at the end of each quarter, and subject to the following adjustment: for each calendar quarter commencing one year after Winslow begins rendering services hereunder, the Base Fee shall be adjusted as follows: (i) if the Fund's total return (calculated in accordance with Rule 482 of Regulation C promulgated under the 1933 Act) for the immediately prior twelve month period ("Fund Total Return") is greater than the total return of the Lipper Directors' Analytical Data Balanced Fund Average (the "Index Total Return") plus 1%, then the Base Fee for such quarter shall be increased by an amount which is the product of .025% multiplied by the average daily net assets for such year, (ii) if the Fund Total Return exceeds the Index Total Return plus 2%, then the Base Fee for such quarter shall be increased by an amount which is the product of
 .05% multiplied by the average daily net assets for such year, (iii) if the Fund Total Return is less than the Index Total Return minus 1%, then the Base Fee for such quarter shall be decreased by an amount which is the product of
 .025% multiplied by the average daily net assets for such year, or (iv) if the Fund Total Return is less than the Index Total Return minus 2%, then the Base Fee for such quarter shall be reduced by an amount which is the product of .05% multiplied by the average daily net assets for such year.

     For Example:



If, on an annual basis, the Balanced Fund's
Total Return differs from the Index Total         Then the Trust's Adviser will
Return by:                                        pay Winslow an annual fee of:

      positive 2.00% or more                            0.60%
      positive 1.00% to positive 1.99%                  0.50%
      negative 0.99% to positive 0.99%                  0.40%
      negative 1.00% to negative 1.99%                  0.30%
      negative 2.00% or more                            0.20%



     The Board of Trustees believes that the performance adjustments are appropriate although not within the 10 percentage points per year range suggested by Release No. 7113 under the 1940 Act. In the event the Lipper Directors' Analytical Data Balanced Fund Average ceases to become available or the Trustees determine such Index Total Return is no longer a reasonable performance benchmark, the Trustees may substitute another performance benchmark.


For the fiscal years ended June 30, 1996 and 1997, the Adviser paid Winslow subadvisory fees aggregating ____, ___, and ____, respectively.



Prior to July 1, 1995, Scudder, Stevens & Clark served as investment subadviser to the Balanced Fund. For the fiscal year ended June 30, 1995, the Adviser paid Scudder, Stevens & Clark subadvisory fees of $_____.

EQUITY FUND AND INDEX PORTFOLIO



     INVESTMENT ADVISER The Equity Fund has not retained the services of an investment adviser or investment subadviser since the Fund seeks to achieve its investment objective by investing all its assets in the Index Portfolio. The Index Portfolio has retained the services of Domini Social Investments LLC ("DSI") as investment manager and Mellon Equity Associates ("Mellon Equity") as submanager for the Index Portfolio.



     INVESTMENT MANAGER Pursuant to a Management Agreement dated and effective as of October 22, 1997 (the "Management Agreement") between the Index Portfolio and DSI, DSI provides investment supervisory and administrative services to the Index Portfolio. The services provided by DSI consist of investment supervisory services, overall operational support and administrative services. The administrative services include the provision of general office facilities and supervising the overall administration of the Index Portfolio.



     The Management Agreement provides that it shall remain in force until October 22, 1999, on which date it will terminate unless its continuance after October 22, 1999 is specifically approved at least annually (i) by the vote of a majority of the Trustees of the Index Portfolio who are not "interested persons" of the Index Portfolio or of DSI at a meeting specifically called for the purpose of voting on such approval, and (ii) by the Board of Trustees of the Index Portfolio or by vote of a majority of the outstanding voting securities of the Index Portfolio. The Management Agreement also provides that it may be terminated at any time without the payment of any penalty by the Trustees or by the vote of a majority of the outstanding voting securities of the Index Portfolio, or by DSI, in each case on not more than 60 days' nor less than 30 days' written notice to the other party. The Management Agreement shall automatically terminate in the event of its assignment.



     Pursuant to the Management Agreement, DSI shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Index Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder. The Management Agreement further provides that the services of DSI to the Index Portfolio are not deemed to be exclusive, DSI being free to render investment advisory, administrative and/or other services to others.



     For its services under the Management Agreement, DSI receives a fee equal on an annual basis to 0.20% of the Index Portfolio's average daily net assets, except that for the first year of the Management Agreement, the fee payable to DSI will be reduced by the amount, if any, by which the total ordinary operating expenses of the Index Portfolio (excluding brokerage fees and commissions, interest, taxes, and any other extraordinary expenses) exceed, on an annual basis, 0.20% of the average daily net assets of the Index Portfolio.



Prior to October 22, 1997, the investment adviser to the Index Portfolio was Kinder, Lydenberg, Domini & Co., Inc. ("KLD"). The services provided by KLD consisted of the determination of the stocks to be included in the Social Index and evaluating, in accordance with KLD's environmental and social criteria, debt securities which may be purchased by the Index Portfolio. KLD furnished at its own expense all facilities and personnel necessary in connection with providing these services. For its services under its investment advisory agreement with the Index Portfolio, KLD was entitled to receive from the Index Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.025% of the Index Portfolio's average daily net assets. For the fiscal year ended July 31, 1995, KLD voluntarily waived all of its advisory fees. For the fiscal years ended July 31, 1996 and 1997, KLD received advisory fees of $38,150 and $46,528, respectively.



     In addition to serving as investment manager, prior to October 22, 1997, KLD also served as sponsor of the Index Portfolio. Pursuant to a Sponsorship Agreement dated November 6, 1996, KLD was responsible for the ordinary operating expenses of the Index Portfolio (other than brokerage fees and commissions, interest, taxes and extraordinary expenses) and provided the Index Portfolio with administrative personnel and services necessary to operate the Index Portfolio. For these services and facilities, KLD received fees from the Index Portfolio at an annual rate of 0.20% of the average daily net assets of the Index Portfolio for the Index Portfolio's then-current fiscal year. KLD continues to determine and monitor the composition of the Domini 400 Social Index (which determines the composition of the Index Portfolio's securities), and provide other services relating to socially responsible investments pursuant to a license agreement between DSI and KLD. KLD received sponsorship fees of $295,633 for the period November 6, 1996 to July 31, 1997 from the Index Portfolio. The Sponsorship Agreement was terminated as of October 22, 1997.



     Prior to October 22, 1997, and pursuant to an Administrative Services Agreement between Signature Broker-Dealer Services, Inc. ("Signature") and KLD, KLD engaged Signature to provide certain administrative services to the Index Portfolio. In such capacity, Signature performed certain administrative services requested by KLD. For these services, since November 6, 1996, KLD paid to Signature a fee computed daily and paid monthly at an annual rate of 0.025% of the average daily net assets of the Index Portfolio. For its services, for the period from October 4, 1996 until November 6, 1996, Signature received fees computed daily and paid monthly from the Index Portfolio at an annual equal to 0.025% of the average daily net assets of the Index Portfolio. Prior to October 4, 1996, Signature received administrative fees computed daily and paid monthly from the Index Portfolio at an annual rate of 0.05% of the average daily net assets of the Index Portfolio. For the fiscal years ended July 31, 1995, 1996 and 1997, Signature received Adminsitrative Services fees of $______, ______ and $________, respectively. The Administrative Services Agreement was terminated effective October 22, 1997.



     "Domini(SM)" and "Domini 400 Social Index(SM)" are service marks of KLD which are licensed to DSI with the consent of Amy L. Domini. Pursuant to agreements among DSI, Ms. Domini and the Index Portfolio, the Index Portfolio may be required to discontinue the use of these service marks if DSI ceases to be the Manager of the Index Portfolio or Ms. Domini withdraws her consent.



     The Equity Fund and the Index Portfolio use certain proprietary rights, know-how and financial services referred to as the Hub and Spoke investment fund structure from Signature Financial Group. Hub and Spoke is a registered service mark of Signature Financial Group.



INVESTMENT SUBMANAGER Mellon Equity Associates ("Mellon Equity") provides investment submanagement services to the Index Portfolio on a day-to-day basis pursuant to a Submanagement Agreement with DSI effective October 22, 1997. Mellon Equity's services as submanager include providing DSI with such investment advice and supervision as DSI may from time to time consider necessary for the proper supervision of the Index Portfolio's investment assets, and determining what securities shall be purchased, sold or exchanged and what portion of the assets of the Index Portfolio allocated by DSI shall be held uninvested. Mellon Equity does not determine the composition of the Domini Social Index.



     The Submanagement Agreement provides that it shall remain in force until October 22, 1999, on which date it will terminate unless its continuance after October 22, 1999 is specifically approved at least annually (i) by the vote of a majority of the Trustees of the Index Portfolio who are not "interested persons" of the Index Portfolio or of DSI or Mellon Equity at a meeting specifically called for the purpose of voting on such approval, and (ii) by the Board of Trustees of the Index Portfolio or by vote of a majority of the outstanding voting securities of the Index Portfolio. The Submanagement Agreement also provides that it may be terminated at any time without the payment of any penalty by the Trustees of the Index Portfolio, or by the vote of a majority of the outstanding voting securities of the Index Portfolio, or by DSI with the prior consent of the Trustees of the Index Portfolio, in each case on not more than 60 days' nor less than 30 days' written notice to the other party. In addition, the Submanagement Agreement may be terminated at any time without the payment of any penalty by Mellon Equity on not less than 90 days' written notice to DSI and the Trustees of the Index Portfolio. The Submanagement Agreement shall automatically terminate in the event of its assignment.



     Pursuant to the Submanagement Agreement, Mellon Equity shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Index Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder. The Submanagement Agreement further provides that the services of Mellon Equity to the Index Portfolio are not deemed to be exclusive, Mellon Equity being free to render investment advisory, administrative and/or other services to others.



     Under the Submanagement Agreement, DSI pays Mellon Equity an investment submanagement fee equal on an annual basis to 0.10% of the average daily net assets of the Index Portfolio.



     Prior to October 22, 1997, Mellon Equity managed the assets of the Index Portfolio pursuant to an investment management agreement with the Index Portfolio. Prior to November 21, 1994, State Street Bank and Trust Company served as investment manager to the Index Portfolio. Mellon Equity furnished at its own expense all services, facilities and personnel necessary in connection with managing the Index Portfolio's investments and effecting securities transactions for the Index Portfolio. Since October 4, 1996, the Index Portfolio paid Mellon Equity an investment management fee equal on an annual basis to 0.10% of the Index Portfolio's average daily net assets. For the fiscal years ended July 31, 1995, 1996 and 1997, respectively, the Index Portfolio incurred $39,589, $128,901 and $182,885 in investment management fees to Mellon Equity under the management agreement between Mellon Equity and the Index Portfolio. For the fiscal year ended July 31, 1995, the Index Portfolio paid $______ to State Street Bank and Trust.

ADMINISTRATOR, SUBADMINISTRATOR, TRANSFER AGENT AND CUSTODIAN, AND EXPENSES
-------------------------------------------------------------------------------



ADMINISTRATOR Pursuant to an Administrative Services Agreement dated April 7, 1995 between the Trust and Green Century Capital (the "Administration Agreement"), Green Century Capital, as the Trust's administrator (the "Administrator"), provides the Trust with general office facilities and supervises the overall administration of the Trust, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the Trust's independent contractors and agents; the preparation and filing of all documents required for compliance by the Trust with applicable laws and regulations; and arranging for the maintenance of books and records of the Trust. As described in the Prospectus, the Administrator also pays, pursuant to the administrative services agreement, all the operating expenses of each Fund other than the Funds' investment advisory fees, if any, fees under the Distribution Plan, if any, interest, taxes, brokerage costs and other capital expenses, expenses of the non-interested Trustees of the Funds (including counsel fees) and any extraordinary expenses.



     Green Century Capital was founded in 1991 by a partnership of not-for-profit environmental advocacy organizations, for the following purposes: to provide quality environmentally responsible investment opportunities to the members of its founding organizations and other environmentally conscious investors; it generate revenue to support the environmental research and advocacy work of its founding organizations; and to promote corporate environmental responsibility by advocating that companies improve their environmental performance. As do the advocacy organizations that founded Green Century Capital, Green Century upholds the right of people to speak for the public interest and corporate responsibility.



     The Administration Agreement provides that it shall remain in force until terminated. The Agreement may be terminated as to any Fund at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by the Administrator, in each case on not less than 30 days' written notice to the other party. The Agreement further provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust or the performance of its duties, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of the reckless disregard of its obligations and duties.


     For such administrative services, the Administrator receives a fee from the Balanced Fund at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Balanced Fund (including investment advisory and distribution fees), on an annual basis, do not exceed 2.50% of the Balanced Fund's average daily net assets up to $30 million, 2.25% on average net assets from $30 million to $100 million, and 1.75% on average net assets in excess of $100 million. The Administrator receives a fee from the Equity Fund at a rate such that immediately following any payment to the Administrator, the combined total operating expenses of the Fund and the Index Portfolio (including investment advisory fees and any amortization of organization expenses), on an annual basis, do not exceed 1.50% of the Fund's average daily net assets.

     For the fiscal years ended June 30, 1995, 1996 and 1997, the Balanced Fund accrued administrative services fees aggregating $46,032, $102,989 and $134,417, respectively. For the period September 13, 1995 to July 31, 1996 and the fiscal year ended July 31, 1997, the Equity Fund accrued administrative service fees to the Administrator of the Trust aggregating $3,431 and $27,359, respectively.

SUBADMINISTRATOR Pursuant to a Subadministration Agreement dated July 7, 1997 (the "Subadministration Agreement"), between the Administrator and Sunstone Financial Group, Inc. ("Sunstone"), Sunstone provides certain day-to-day administrative services to the Trust, under the supervision and direction of the Administrator of the Trust. The Subadministration Agreement provides that it shall continue to July 7, 1998 unless sooner terminated, and thereafter will continue automatically in effect for successive annual periods until terminated. The Agreement may be terminated at any time with respect to any one or both Funds without penalty (i) upon mutual consent of the parties, or (ii) by either party upon not less than ninety (90) days' written notice.



     The Subadministration Agreement provides further that Sunstone shall not be liable for any error of judgment or mistake of law or for any loss suffered by Green Century Capital or the Funds in connection with the matters to which the Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Subadministration Agreement.



     Sunstone receives a fee from the Administrator (not the Funds) for its administrative services on behalf of the Administrator, which fee is based on each Fund's average net assets at the annual rate of 0.175% on the first $50,000,000 of average net assets, 0.105% on the next $50,000,000, 0.075% on the next $50,000,000, and 0.050% on average net assets in excess of $150,000,000, subject to an annual minimum for each Fund of $35,000 in the first year, $40,000 in the second year, and $50,000 in the third year. The minimum annual fee increases 6.0% each year after year three. Sunstone does not act or serve in any capacity with respect to the Index Portfolio.



     Prior to July 7, 1997, Signature Broker-Dealer Services, Inc. ("Signature") served as the subadministrator of the Funds. For the fiscal years ended June 30, 1995, 1996 and 1997, Green Century Capital paid subadministrative services fees to Signature aggregating ____, ___, ___, respectively.



TRANSFER AGENT The Trust and the Index Portfolio have entered into a transfer agency agreement with Investors Bank & Trust Company ("IBT") pursuant to which IBT acts as transfer agent for the Trust and the Index Portfolio (the "Transfer Agent"). IBT maintains an account for each shareholder of each Fund and each investor in the Index Portfolio, performs other transfer agency functions and acts as dividend disbursing agent for each Fund and the Index Portfolio, respectively.



CUSTODIAN Pursuant to a Custodian Agreement with each of the Trust and the Index Portfolio, IBT also acts as the custodian of the Funds' assets (i.e., cash and securities or, in the case of the Equity Fund, its interest in the Index Portfolio) and as the custodian of the Index Portfolio's assets (the "Custodian"). The Custodian's responsibilities include safeguarding and controlling the Funds' and the Index Portfolio's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Funds' and the Index Portfolio's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of shares and interests in the Fund and the Index Portfolio, respectively. Securities held by the Funds and the Index Portfolio may be deposited into certain securities depositaries. The Custodian does not determine the investment policies of the Funds or the Index Portfolio nor does the Custodian decide which securities the Funds or the Index Portfolio will buy or sell. The Index Portfolio may, however, invest in securities of the Custodian and may deal with the Custodian as a principal in securities transactions. For its services, IBT will receive such compensation as may from time to time be agreed upon by it and the Funds and the Index Portfolio, as the case may be.



DISTRIBUTION PLAN
-------------------------------------------------------------------------------


     The Trust has adopted a Distribution Plan with respect to the Balanced Fund in accordance with Rule 12b-1 under the 1940 Act after concluding that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its shareholders. The Trust has not adopted a Distribution Plan with respect to the Equity Fund. The Distribution Plan provides that the Balanced Fund shall pay a fee to Sunstone Distribution Services, LLC, as the distributor of shares of the Balanced Fund (the "Distributor"), at an annual rate not to exceed 0.25% of the Fund's average daily net assets in anticipation of, or as reimbursement for expenses (i) of compensating broker-dealers with trail or maintenance commissions and (ii) of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Prior to July 7, 1997, Signature served as distributor of the shares of the Trust. For the fiscal years ended June 30, 1995, 1996 and 1997, the Balanced Fund accrued distribution fees aggregating $7,671, $17,165 and $22,403, respectively.

     The Distribution Plan will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to the Plan ("Qualified Trustees"). The Distribution Plan requires that the Trust shall provide to its Board of Trustees, and its Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The Distribution Plan further provides that the selection and nomination of the Qualified Trustees shall be committed to the discretion of the disinterested Trustees then in office. The Distribution Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or by a vote of the shareholders of the Balanced Fund. The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and Qualified Trustees. The Distributor will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Plan, and for the first two years the Distributor will preserve such copies in an easily accessible place.


     The Distributor acts as the agent of the Trust in connection with the offering of shares of the Balanced Fund and the Equity Fund pursuant to a Distribution Agreement. After the prospectuses and periodic reports have been prepared, set in type and mailed to existing shareholders, the Distributor pays for the printing and distribution of copies thereof which are used in connection with the offering of shares of the Funds to prospective investors.

NET ASSET VALUE; REDEMPTION IN KIND
--------------------------------------------------------------------------------


     The net asset value of each Fund's shares is determined each day the New York Stock Exchange is open for trading ("Fund Business Day"). (As of the date of this Statement of Additional Information, such Exchange is open for trading every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.) This determination of net asset value of shares of the Fund is made once during each such day as of the close of the New York Stock Exchange (currently 4:00 p.m., Eastern time) in the case of the Funds by deducting the amount of the Fund's liabilities from the value of its assets and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made.

     Valuation Procedures: Balanced Fund--In valuing the Balanced Fund's assets, a security listed on the New York Stock Exchange (and not subject to restrictions against sale by a Fund on such Exchange) will be valued at its last sale price on such Exchange. Lacking any sales, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by a Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities which are quoted on the NASD National Market System, for which there have been sales of such securities, will be valued at the last sale price reported on such system. If there are no such sales, the value will be the high or "inside" bid, which is the bid supplied by the NASD on its NASDAQ System for such securities in the over-the-counter market. The value of such securities quoted on the NASDAQ System, but not listed on the National Market System, will be valued at the high or "inside" bid. Unlisted securities which are not quoted on the NASDAQ System and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such securities in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) will be valued at their fair value as determined in good faith by the Trustees although the actual calculation may be done by others. Short-term corporate investments with remaining maturities of sixty days or less are valued at amortized cost. Open futures contracts are valued at the most recent settlement price, unless such price does not reflect the fair value of the contract, in which case such positions will be valued by or under the direction of the Trustees.

     Subject to the Trust's compliance with applicable regulations, the Trust has reserved the right to pay the redemption price of shares of the Balanced Fund, either totally or partially, by a distribution in kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Trust is obligated with respect to any one investor during any 90 day period to redeem shares of the Balanced Fund solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets at the beginning of such 90 day period.


     Valuation Procedures: Equity Fund and Index Portfolio--The value of the Index Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same day as the Equity Fund determines its net asset value per share. The net asset value of the Equity Fund's investment in the Index Portfolio is equal to the Fund's pro rata share of the total investment of the Fund and of other investors in the Index Portfolio less the Fund's pro rata share of the Index Portfolio's liabilities. Equity securities held by the Index Portfolio are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ system for unlisted national market issues, or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities not reported on the NASDAQ system. If the Index Portfolio purchases option contracts, such option contracts which are traded on commodities or securities exchanges are normally valued at the settlement price on the exchange on which they are traded. Short-term obligations with remaining maturities of less than sixty days are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Index Portfolio. Index Portfolio securities (other than short-term obligations with remaining maturities of less than sixty days) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Index Portfolio's Board of Trustees.



PERFORMANCE ADVERTISING
-------------------------------------------------------------------------------


     Equity Fund and Balanced Fund--The average annual total rate of return of the Funds will be calculated for any period by (a) dividing (i) the sum of the aggregate net asset value per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, (b) raising the quotient to a power equal to 1 divided by the number of years in the period, and (c) subtracting 1 from the result.

     The total rate of return of the Funds for any specified period will be calculated by (a) dividing (i) the sum of the aggregate net asset value per share on the last day of the period of shares purchased with a $1,000 payment on the first day of the period and the aggregate net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to shares purchased on the first day of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) $1,000, and (b) subtracting 1 from the result.

     For the period March 18, 1992 (commencement of operations) through June 30, 1997, the average annual total return of the Balanced Fund was 9.15%. The Balanced Fund's average annual total return for the one and five year periods ended June 30, 1997 were 15.22% and 10.02%, respectively.


     The Equity Fund's total rate of return for the fiscal year ended July 31, 1997 was 53.14%. The Fund's average annual total return for the five years ended July 31, 1997 was 19.36%. The Fund's average annual total return for the fiscal periods since the Index Portfolio's commencement of investment operations (June 3, 1991) through July 31, 1997 was 17.49%. The Equity Fund, which commenced investment operations on September 13, 1995, invests all of its Assets in the Index Portfolio, a separate registered investment company which commenced investment operations on June 3, 1991 and commenced operations on August 10, 1990. Consistent with applicable regulatory guidance, performance for the period from June 3, 1991 to the commencement of operations of the Equity Fund will reflect the investment performance of the Index Portfolio. The performance for this prior period reflects the deduction of the charges and expenses of the Equity Fund forth in the Expense Table in the Prospectus.

     Total rate of return and yield information with respect to the Social Index will be computed in the same fashion as set forth above with respect to the Equity Fund, except that for purposes of this computation an investment will be assumed to have been made in a portfolio consisting of all of the stocks comprising the Social Index weighted in accordance with the weightings of the stocks comprising the Social Index. Performance information with respect to the Social Index will not take into account brokerage commission and other transaction costs which will be incurred by the Index Portfolio.

     The total rate of return should not be considered a representation of the total rate of return of the respective Fund or the Index Portfolio in the future since the total rate of return is not fixed. Actual total rates of return will depend on changes in the market value of, and dividends and interest received from, the investments held by the Funds or Index Portfolio and expenses of the Funds and the Index Portfolio during the period. Performance is historical and will fluctuate. An investor's shares when redeemed may be worth more or less than their original cost.

     Total rate of return information may be useful for reviewing the performance of a Fund or the Index Portfolio and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, total rate of return fluctuates, and this should be considered when reviewing performance or making comparisons.

     Any current "yield" quotation of the Funds shall consist of an annualized historical yield, carried to at least the nearest hundredth of one percent, based on a 30 calendar day or one-month period and shall be calculated by (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum offering price per share on the last day of the period, (b) subtracting 1 from the result, and (c) multiplying the result by 2.


FEDERAL TAXES
-------------------------------------------------------------------------------


     Each year, the Trust intends to qualify each Fund and elect that each Fund be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Under Subchapter M of the Code each Fund will not be subject to federal income taxes on amounts distributed to shareholders. As long as each Fund qualifies as a "regulated investment company" under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.


     Qualification as a regulated investment company under the Code requires, among other things, that (a) at least 90% of a Fund's annual gross income, without offset for losses from the sale or other disposition of securities, be derived from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or other income derived with respect to its business of investing in such securities; (b) for the Funds' fiscal years ending in 1998 only, less than 30% of a Fund's annual gross income is derived from gains (without offset for losses) from the sale or other disposition of securities held for less than three months; and (c) the holdings of a Fund are diversified so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of a Fund's assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of a Fund's assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies). In addition, in order not to be subject to federal income tax, at least 90% of a Fund's net investment income and net short-term capital gains earned in each year must be distributed to the Fund's shareholders. If a Fund should fail to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to the shareholders.



     Shareholders of the Funds will normally have to pay federal income taxes and any state or local income taxes on the dividends and capital gain distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or in additional shares. A portion of the Funds' ordinary income (but none of the Funds' capital gains) dividends is normally eligible for the dividends received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for a particular corporate shareholder is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments. Distributions of net capital gains, whether made in cash or in additional shares, may receive favorable tax treatment without regard to the length of time the shareholders have held their shares. Any Fund dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the divided is declared. The Funds will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.



     Gains or losses on sales of securities for the Funds may receive favorable tax treatment if the securities have been held by it longer than the applicable holding period except in certain cases where a put has been acquired or a call has been written thereon for the Fund. Other gains or losses on the sale of securities will be short-term capital gains or losses.



     Options--Gains and losses on the sale, lapse or other termination of options on securities will generally be treated as gains and losses from the sale of securities. If an option written for the Balanced Fund or the Index Portfolio lapses or is terminated through a closing transaction, such as a repurchase for the Balanced Fund or the Index Portfolio of the option from its holder, the Balanced Fund or the Index Portfolio may realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid in the closing transaction. If securities are sold for the Balanced Fund or the Index Portfolio pursuant to the exercise of a call option written for it, the premium received will be added to the sale price of the securities delivered in determining the amount of gain or loss on the sale. The 1998 requirement that less than 30% of the Balanced Fund's or the Index Portfolio's gross income be derived from gains from the sale of securities held for less than three months may limit the ability of the Balanced Fund or the Index Portfolio to write options and engage in transactions involving stock index futures.



     Certain option contracts held for the Balanced Fund and the Index Portfolio at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss regardless of how long the Balanced Fund or the Index Portfolio has held such options. The Balanced Fund or the Index Portfolio may be required to defer the recognition of losses on stock or securities to the extent of any unrecognized gain on offsetting positions held for it.



     Redemption of Shares--Any gain or loss realized on the redemption of Fund shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held for more than the applicable holding period, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption of Fund shares held one year or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder with respect to such shares. Additionally, any loss realized on a redemption or exchange of Fund shares will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend or capital gains distribution in Fund shares.


     Investment Activities--The Balanced Fund's and Index Portfolio's activities in options may be restricted by the requirements of the Internal Revenue Code for qualification as a regulated investment company. In addition, the Balanced Fund's and the Index Portfolio's activities involving futures contracts and forward contracts may be limited by the requirements of Subchapter M of the Internal Revenue Code for qualification as a regulated investment company.


DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
-------------------------------------------------------------------------------



     The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (par value $0.01 per share) of each series and to divide or combine the shares into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series. The Funds are the only current series of shares of the Trust, and the Trust has reserved the right to create and issue additional series of shares. Each share of a series represents an equal proportionate interest in that series with each other share of that series. The shares of each series participate equally in the earnings, dividends and assets of the particular series. Shares of each series are entitled to vote separately to approve advisory agreements or changes in fundamental investment policy, but shares of all series may vote together in the election or selection of Trustees, principal underwriters and accountants. Upon liquidation or dissolution of a series, shareholders of that series would be entitled to share pro rata in the net assets of that series available for distribution to shareholders.



     Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. The Trust is not required and has no present intention to hold annual meetings of shareholders, but the Trust will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have under certain circumstances (i.e., upon application and submission of certain specified documents to the Trustees by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have under certain circumstances the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of shareholders. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each series affected by the amendment. (See

"Investment Objectives, Policies and Restrictions--Investment Restrictions".) Shares have no preference, preemptive, conversion or similar rights. Shareholders in the Fund do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Trust may elect all of the Trustees if they chose to do so. Shares, when issued, are fully paid and nonassessable, except as set forth below. The Fund may be terminated (i) upon sale of its assets, if approved by the vote of the holders of two thirds of its outstanding shares, except that if the Board of Trustees recommends such sale of assets, the approval by vote of the majority of the Fund's outstanding shares will be sufficient, or (ii) by the vote of the holders of the majority of the Fund's outstanding shares, or (iii) by the Trustees of the Trust by written notice to the shareholders. If not so terminated, each Fund will continue indefinitely.


     The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.


     The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.



     Each investor in the Index Portfolio, including the Equity Fund, may add to or reduce its investment in the Index Portfolio on each Fund Business Day. At the close of each such business day, the value of each investor's interest in the Index Portfolio will be determined by multiplying the net asset value of the Index Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Index Portfolio effective for that day. Any additions or withdrawals, which are to be effected as of the close of business on that day, will then be effected. The investor's percentage of the aggregate beneficial interests in the Index Portfolio will then be re-computed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Index Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Index Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net asset value of the Index Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Index Portfolio by all investors in the Index Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Index Portfolio as of the close of business on the following Fund Business Day.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
-------------------------------------------------------------------------------


                                 BALANCED FUND

     Specific decisions to purchase or sell securities for the Fund are made by a portfolio manager who is an employee of the Subadviser and who is appointed and supervised by its senior officers. Changes in the Fund's investments are reviewed by the Board of Trustees. The Fund's portfolio manager may serve other clients of the respective Subadviser in a similar capacity.

     Decisions concerning the execution of portfolio security transactions of the Balanced Fund, including the selection of the market and the broker-dealer firm, are made by the Subadviser. The Subadviser is also responsible for the execution of transactions for all other accounts managed by it.

     The Subadviser places the security transactions of the Balanced Fund and of all other accounts managed by it for execution with many broker-dealer firms. The Subadviser uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to the Fund and (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the Subadviser will use its best judgement in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the general execution and operational capabilities of the broker-dealer, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the reputation, reliability, experience and financial condition of the broker-dealer, the value and quality of services rendered by the broker-dealer in other transactions, and the reasonableness of the commission, if any. Transactions on United States stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer. Transactions in foreign securities usually involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid or received by the Fund usually includes an undisclosed dealer markup or markdown. In an underwritten offering the price paid by the Fund often includes a disclosed fixed commission or discount retained by the underwriter or dealer. Although commissions paid on portfolio security transactions will, in the judgement of the Subadviser, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Subadviser's other clients in part for providing brokerage and research services to the Subadviser.


     As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction on behalf of the Balanced Fund may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of either that particular transaction or on the basis of the overall responsibilities which the Subadviser and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, the

Subadviser will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.


     It is a common practice in the investment advisory industry for the advisers of investment companies, institutions and other investors to receive research, statistical and quotation services, data, information and other services, products and materials which assists such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms which execute portfolio transactions for the clients of such advisers and from third parties with which these broker-dealers have arrangements. Consistent with this practice, the Subadviser receives Research Services from many broker-dealer firms with which the Subadviser places the Fund transactions and from third parties which with these broker-dealers have arrangements.
These Research Services include such matters as general economic and market reviews, industry and company reviews, evaluations of securities and portfolio strategies and transactions, recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by the Subadviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the Subadviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by the Balanced Fund is not reduced because the Subadviser receives such Research Services. The Subadviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient commissions to such firms to ensure the continued receipt of Research Services which the Subadviser believes are useful or of value to it rendering investment advisory services to its clients.


     Subject to the requirement that the Subadviser shall use its best efforts to seek to execute Fund security transactions at advantageous prices and at reasonably competitive commission rates or spreads, the Subadviser is authorized to consider as a factor in the selection of any broker-dealer firm with whom Fund orders may be placed the fact that such firm has sold or is selling shares of investment companies sponsored by the Subadviser or Eaton Vance. This policy is not inconsistent with a rule of the National Association of Securities Dealers, Inc., which provides that no firm which is a member of the Association shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.



     Securities considered as investments for the Balanced Fund may also be appropriate for other investment accounts managed by the Subadviser or its affiliates. The Subadviser will attempt to allocate equitably portfolio security transactions among the Fund and the portfolios of its other investment accounts whenever decisions are made to purchase or sell securities by the Fund and one or more of such other accounts simultaneously. In making such allocations, the main factors to be considered are the respective investment objectives of the Fund and such other accounts, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and such accounts, the size of investment commitments generally held by the Fund and such accounts and the opinions of the persons responsible for recommending investments to the Fund and such accounts. While this procedure could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Trustees of the Trust and the Fund that the benefits available from the Subadviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.



     For the fiscal years ended June 30, 1995, 1996 and 1997, the Balanced Fund accrued brokerage commissions aggregating $905, $21,408 and $20,762, respectively. Approximately 50% of the brokerage commissions were allocated primarily on the basis of research services provided for the fiscal years ended June 30, 1996 and 1997.


     The portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less). Higher levels of Fund activity result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund's shareholders. Purchases and sales are made for the Fund whenever necessary, in management's opinion, to meet the Fund's objective. The portfolio turnover rate of the Balanced Fund for the fiscal years ended June 30, 1996 and 1997 was 136% and 109%, respectively.

                        EQUITY FUND AND INDEX PORTFOLIO

     Specific decisions to purchase or sell securities for the Index Portfolio are made by a portfolio manager who is an employee of Mellon Equity and who is appointed and supervised by its senior officers. Changes in the Index Portfolio's investments are reviewed by its Board of Trustees. The portfolio manager of the Index Portfolio may serve other clients of Mellon Equity in a similar capacity.

     Frequent changes in the Index Portfolio's holdings may result from the policy of attempting to correlate the Index Portfolio's securities holdings with the composition of the Social Index, and the frequency of such changes will increase as the rate and volume of purchases and redemptions of shares of the Index Portfolio increases. The annual portfolio turnover rates of the Index Portfolio for the fiscal years ended July 31, 1996 and 1997 were 5% and 1%, respectively.


     The Index Portfolio's primary consideration in placing securities transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. Mellon Equity attempts to achieve this result by selecting broker-dealers to execute transactions on behalf of the Index Portfolio and other clients of Mellon Equity on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), Mellon Equity normally seeks to deal directly with the primary market makers, unless in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to Mellon Equity on the tender of the Index Portfolio's securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Index Portfolio by Mellon Equity. At present no other recapture arrangements are in effect. Consistent with the foregoing primary consideration, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees of the Index Portfolio may determine, Mellon Equity may consider sales of shares of the Equity Fund and of securities of other investors in the Index Portfolio as a factor in the selection of broker-dealers to execute the Index Portfolio's securities transactions. Neither the Index Portfolio nor the Equity Fund will engage in brokerage transactions with DSI, Mellon Equity or Green Century Capital or any of their respective affiliates or any affiliate of the Equity Fund or the Index Portfolio.



     Under the Submanagement Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, Mellon Equity may cause the Index Portfolio to pay a broker-dealer acting on an agency basis which provides brokerage and research services to Mellon Equity or DSI an amount of commission for effecting a securities transaction for the Index Portfolio in excess of the amount other broker-dealers would have charged for the transaction if Mellon Equity determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or Mellon Equity's or DSI's overall responsibilities to the Index Portfolio or to its other clients. Not all of such services are useful or of value in advising the Index Portfolio.



     The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement. However, because of the Index Portfolio's policy of investing in accordance with the Social Index, Mellon Equity and DSI currently intend to make only a limited use of such brokerage and research services.


     Although commissions paid on every transaction will, in the judgment of Mellon Equity, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Index Portfolio and Mellon Equity's or KLD's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement. Certain broker-dealers may be willing to furnish statistical, research and other factual information or services to Mellon Equity or KLD for no consideration other than brokerage or underwriting commissions.


     Mellon Equity and KLD attempt to evaluate the quality of research provided by brokers. Mellon Equity and KLD sometimes use evaluations resulting from this effort as a consideration in the selection of brokers to execute portfolio transactions. However, neither Mellon Equity nor DSI is able to quantify the amount of commissions which are paid as a result of such research because a substantial number of transactions are effected through brokers which provide research but which are selected principally because of their execution capabilities.



     The fees that the Index Portfolio pays to Mellon Equity and DSI will not be reduced as a consequence of the Index Portfolio's receipt of brokerage and research services. To the extent the Index Portfolio's securities transactions are used to obtain brokerage and research services, the brokerage commissions paid by the Index Portfolio will exceed those that might otherwise be paid for such portfolio transactions and research, by an amount which cannot be presently determined. Such services may be useful and of value to Mellon Equity or DSI in serving both the Index Portfolio and other clients and, conversely, such services obtained by the placement of brokerage business of other clients may be useful to Mellon Equity or DSI in carrying out its obligations to the Index Portfolio. While such services are not expected to reduce the expenses of Mellon Equity or DSI, Mellon Equity or DSI would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff. For the fiscal years ended July 31, 1995, 1996 and 1997 the Index Portfolio paid brokerage commissions of $15,222, $45,018 and $101,337.



     In certain instances there may be securities which are suitable for the Index Portfolio as well as for one or more of Mellon Equity's or DSI's other clients. Investment decisions for the Index Portfolio and for Mellon Equity's or DSI's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Index Portfolio is concerned. However, it is believed that the ability of the Index Portfolio to participate in volume transactions will produce better executions for the Index Portfolio.



INDEPENDENT AUDITORS AND EXPERTS
-------------------------------------------------------------------------------



     KPMG Peat Marwick LLP are the independent auditors of the Balanced Fund, the Equity Fund and the Index Portfolio, providing audit services and review of filings with the SEC. Prior to July 1, 1995, other auditors served as independent auditors of the Balanced Fund. The financial statements of the Funds incorporated herein by reference have been so incorporated by reference in reliance upon the report of KPMG Peat Marwick LLP as experts in accounting
and auditing.   The financial statements of the Index Portfolio incorporated herein by reference have been so incorporated by reference in reliance upon the report of KPMG Peat Marwick LLP as experts in accounting and auditing.



ADDITIONAL INFORMATION
-------------------------------------------------------------------------------


     A shareholder's right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed: (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency exists which causes disposal of, or evaluation of the net asset value of, the Funds' portfolio securities to be unreasonable or impracticable, or
(iii) for such other periods as the SEC may permit.

     With respect to the securities offered by the Funds' Prospectus, this Statement of Additional Information and the Prospectus do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement. Each such statement is qualified in all respects by such reference.


FINANCIAL STATEMENTS
-------------------------------------------------------------------------------


     The financial statements of the Funds and the Portfolio as of June 30, 1997 and July 31, 1997 have been filed as part of each of the Fund's annual report with the Securities and Exchange Commission pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder, are hereby incorporated herein by reference from such report. A copy of such report will be provided, without charge, to each person receiving this Statement of Additional Information.

APPENDIX - DESCRIPTION OF SECURITIES RATINGS(1)
------------------------------------------------------------------------------


DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS:


Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.


A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.


Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.



Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

SHORT-TERM DEBT

Moody's short term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of one year.

Issuers rated PRIME-1 or P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:



   //    Leading market positions in well established industries.
   //    High rates of return on funds employed.
   // Conservative capitalization structure with moderate reliance on debt and ample asset protection.
   // Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
   // Well established access to a range of financial markets and assured sources of alternate liquidity.


Issuers rated PRIME-2 or P-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S CORPORATE BOND RATINGS:

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: Bonds may lack a S&P's rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P's does not rate a particular type of obligation as a matter of policy.

COMMERCIAL PAPER

A: S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1 ".

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH INVESTORS SERVICE, INC.

INVESTMENT GRADE BOND RATINGS

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligors ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligors ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

HIGH YIELD BOND RATINGS

BB: Bonds are considered speculative. The obligors ability to pay interest and repay principal may be affected over time by adverse economic changes.
However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligors limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) OR MINUS (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

INVESTMENT GRADE SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1 " categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

DUFF & PHELPS

INVESTMENT GRADE BOND RATINGS

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AND AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, AND A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, AND BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

HIGH YIELD BOND RATINGS

BB+, BB, AND BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, AND B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.


Preferred stocks are rated on the same scale as bonds but the preferred rating gives weight to its more junior [ ?? Copy to come]

COMMERCIAL PAPER/CERTIFICATES OF DEPOSIT

CATEGORY 1: TOP GRADE

DUFF 1 PLUS: Highest certainty of timely payment. Short-term liquidity including internal operating factors and/or ready access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

DUFF 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

DUFF 1 MINUS: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

CATEGORY 2: GOOD GRADE

DUFF 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

CATEGORY 3: SATISFACTORY GRADE

DUFF 3: Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless timely payment is expected.

No ratings are issued for companies whose paper is not deemed to be of investment grade.

                               *   *   *   *   *

NOTES:


(1) The ratings indicated herein are believed to be the most recent ratings available at the date of this Statement of Additional Information for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which would be given to these securities on the date of the Fund's fiscal year end.


Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated bonds. The Balanced Fund is dependent on the investment adviser's or investment subadviser's judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

                                     PART C

                               OTHER INFORMATION


ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

      A.   FINANCIAL STATEMENTS

             The following are included in Parts A:

                    1.   Financial Highlights for the
                         Balanced Fund
                    2.   Financial Highlights for the
                         Equity Fund

             The following audited financial statements for the Balanced Fund are incorporated by reference in Part B:

                    1. Financial Highlights for years or periods in the six-year period ended June 30, 1997.
                    2.   Portfolio of Investments as of
                         June 30, 1997
                    3.   Statement of Assets and
                         Liabilities as of June 30, 1997
                    4.   Statement of Operations for the
                         year ended June 30, 1997
                    5.   Statements of Changes in Net
                         Assets for the  fiscal years ended June 30, 1996 and
                         1997
                    6.   Notes to Financial Statements,
                         June 30, 1997
                    7.   Independent Auditors' Report

             The following audited financial statements for the Equity Fund are incorporated by reference in Part B:

                    1. Financial Highlights for years or periods in the two-year period ended July 31, 1997
                    2. Portfolio of Investments as of July 31, 1997
                    3. Statement of Assets and Liabilities as of July 31, 1997
                    4. Statement of Operations for the year ended July 31, 1997
                    5. Statements of Changes in Net
                       Assets for the  fiscal year ended July 31, 1997 and
                       for the period from September 30, 1995 to July 31,
                       1996
                    6. Notes to Financial Statements, July 31, 1997
                    7. Independent Auditors' Report

     The following audited financial statements and financial highlights for the Domini Social Index Portfolio Fund are incorporated by reference in Part B:

                1. Financial Highlights for each of the years in the five-year period ended July 31, 1997

                2. Portfolio of Investments as of July 31, 1997
                3. Statement of Assets and Liabilities as of July 31, 1997
                4. Statement of Operations for the year ended July 31, 1997
                5. Statements of Changes in Net
                   Assets for the  fiscal years ended July 31, 1996 and 1997
                6. Notes to Financial Statements, July 31, 1997
                7. Independent Auditors' Report


        B    EXHIBITS:
             1(a)   Declaration of Trust.(8)

             1(b)   First Amended and Restated Establishment and
                    Designation of Series of the Trust.(8)

             1(c)   Second Amended and Restated Establishment and
                    Designation of Series of the Trust.(8)

             1(d)   Third Amended and Restated Establishment and
                    Designation of Series of the Trust.(8)

             2      By-Laws of the Trust.(8)

             3      Inapplicable.

             4      Specimen share certificate.(4)

             5(a)   Investment Advisory Agreement between
                    Registrant and Green Century Capital Management, Inc.(8)

             5(b)   Investment Subadvisory Agreement (superseded).(2)

             5(c) Investment Subadvisory Agreement with respect to the Green Century Balanced Fund between Green Century
                    Capital Management, Inc. and Eaton Vance Management.(8)

             6(a) Amended and Restated Distribution Agreement between the Registrant and Signature Broker-Dealer Services,
                    Inc. (superseded).(6)

             6(b) Distribution Agreement between the Registrant and Sunstone Distribution Services, LLC.(9)


             7      Inapplicable.

             8(a)   Custodian Agreement between Registrant and
                    Investors Bank and Trust Company.(6)

             8(b)   Transfer Agency and Services Agreement between
                    Registrant and Investors Bank and Trust Company.(6)

             9(a)   Amended and Restated Administrative Services
                    Agreement between Registrant and Green Century Capital
                    Management, Inc.(6)

             9(b)   Accounting Services Agreement (superseded).(2)

             9(c)  Shareholder Services Agreement (superseded).(2)

             9(d)  Sub-Administration Agreement between Green
                   Century Capital Management, Inc. and Sunstone Financial
                   Group, Inc. (9)

             10    Inapplicable.

             11    Consents of independent auditors as filed herein.(10)

             12    Inapplicable.

             13    Investment representation letters of initial shareholder.(4)

             14    Inapplicable.

             15(a) Amended and Restated Distribution Plan
                   pursuant to Rule 12b-l under the Investment Company Act of 1940 (the "1940 Act").(5)

             15(b) Amended and Restated Distribution Plan
                   pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act") as filed herein.(9)

             16    Schedule for Computation of Performance
                   Quotations with respect to the Green Century Growth Fund.(6)

             17    Financial Data Schedules.(10)

             18    None

             19(a) Powers of Attorney.(2)


             19(b) Power of Attorney of Michael Brennan.(3)

             19(c) Powers of Attorney with respect to Domini
                   Social Index Portfolio (Amy L. Domini, Allen M. Mayes,
                   Timothy Smith, and Frederick C. Williamson).(9)


             19(d) Power of Attorney of Douglas H. Phelps.(9)

             19(e) Powers of Attorney with respect to the Domini Social Index
                   Portfolio (Frederick C. Williamson, Sr., Timothy Smith,
                   Allen M. Mayes, William C. Osborn, Karen Paul) as filed herein.(10)

             19(f) Powers of Attorney with respect to the Green Century Funds
                   (Douglas M. Husid, David J. Fine, Steven Kadish, Stephen
                   Morgan, C. William Ryan, James H. Starr, Wendy Wendlandt,
                   Douglas H. Phelps) as filed herein.(10)


     (1)Incorporated herein by reference from the Registrant's initial Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission ("SEC") on July 12, 1991.

     (2)Incorporated herein by reference from Pre-Effective Amendment No. 1 to this Registration Statement as filed with the SEC on November 29, 1991.

     (3)Incorporated herein by reference from Pre-Effective Amendment No. 2 to this Registration Statement as filed with the SEC on January 14, 1992.

     (4)Incorporated herein by reference from Pre-Effective Amendment No. 3 to this Registration Statement as filed with the SEC on January 31, 1992.

     (5)Incorporated herein by reference from Post-Effective Amendment No. 3 to this Registration Statement as filed with the SEC on October 29, 1993.

     (6)Incorporated herein by reference from Post-Effective Amendment No. 6 to this Registration Statement as filed with the SEC on June 28, 1995.

     (7)Incorporated herein by reference from Post-Effective Amendment No. 7 to this Registration Statement as filed with the SEC on September 11, 1995.

     (8)Incorporated herein by reference from Post-Effective Amendment No. 8 to this Registration Statement as filed with the SEC on September 30, 1996.


     (9)Incorporated herein by reference from Post-Effective Amendment No. 9 to this Registration Statement as filed with the SEC on October 3, 1997.



    (10)Filed herein.


    ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE TRUST.

      Registrant neither controls any person nor is under common control with any other person.
ITEM 26.  NUMBER OF HOLDERS OF SECURITIES.


                                         Number of Record Holders
            Title of Class               (as of September 30, 1997)
            ---------------------------  --------------------------
            Green Century Balanced Fund            933
            Green Century Equity Fund              853

ITEM 27.  INDEMNIFICATION.

      Reference is made to Article V of the Trust's Declaration of Trust, filed as Exhibit 1 to this Registration Statement.

      Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to Trustees, officers and controlling persons of the Trust pursuant to the Trust's Declaration of Trust, or otherwise, the Trust has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER AND INVESTMENT SUBADVISER.

     Reference is made to the Form ADV (File No. 801-39630) of Green Century Capital Management, Inc. last filed with the SEC on September 30, 1996, and the Form ADV (File No. 801-15930) of Eaton Vance Management last filed with SEC on June 21, 1997. The information required by Item 28 hereof is included in Schedule D of the respective Form ADV and such information is incorporated herein by reference.

ITEM 29.  PRINCIPAL UNDERWRITERS.

     (a) Sunstone Distribution Services, LLC currently serves as distributor of the shares of The Northern Funds, The Haven Capital Management Trust, The Garzarelli Funds, and First Omaha Funds, Inc.

     (b) To the best of Registrant's knowledge, the executive officers of Sunstone Distribution Services, LLC, distributor for Registrant, are as follows:


                              POSITIONS AND OFFICES WITH
NAME AND PRINCIPAL BUSINESS   SUNSTONE DISTRIBUTION        POSITIONS AND OFFICES
ADDRESS                       SERVICES, LLC.               WITH REGISTRANT
----------------------------  ---------------------------  ---------------
Miriam M. Allison
207 E. Buffalo Street
Suite 400
Milwaukee, WI  53202          President and Member         None
Daniel S. Allison
207 E. Buffalo Street
Suite 400
Milwaukee, WI  53202          Secretary and Member         None
Mary M. Tenwinkel
207 E. Buffalo Street
Suite 400
Milwaukee, WI  53202          Vice President               None

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

     All accounts, books or other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of the Registrant, at Registrant's business office, except (1) records held and maintained by Investors Bank & Trust Company, 200 Clarendon St., Boston, MA, 02116, relating to its functions as transfer agent and custodian; (2) records held and maintained by Sunstone Financial Group, Inc., 207 East Buffalo Street, Suite 400, Milwaukee, Wisconsin, 53202, relating to its functions as subadministrator, and (3) records held and maintained by Sunstone Distribution Services, LLC, 207 East Buffalo Street, Suite 400, Milwaukee, Wisconsin 53202, relating to its role as distributor.


ITEM 31.  MANAGEMENT SERVICES.

     All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.


ITEM 32.  UNDERTAKINGS.

      (a) The Registrant undertakes to comply with Section 16(c) of the 1940 Act as though such provisions of the 1940 Act were applicable to the Registrant except that the request referred to in the third full paragraph thereof may only be made by 10% of the outstanding shares of the Registrant, regardless of the net asset value or value of shares held by such requesting shareholders.

      (b) If the information called for by Item 5A of Form N-1A is contained in the latest annual report to shareholders, the Registrant shall furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the "1933 Act") and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the of City of Boston and the Commonwealth of Massachusetts on the 3rd day of November, 1997.


                                      GREEN CENTURY FUNDS




                                      By: /s/Kristina A. Curtis
                                         ----------------------
                                            Kristina A. Curtis
                                               Treasurer



     Pursuant to the requirements of the 1933 Act, this Amendment to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated on November 3, 1997.



Signature                   Title
---------                   -----



/s/ Douglas M. Husid*       President, Chief Executive Officer and Trustee
---------------------
Douglas M. Husid



/s/ Kristina A. Curtis      Treasurer, Principal Financial Officer and Principal
----------------------      Accounting Officer
Kristina A. Curtis




DAVID J. FINE*              Trustee
--------------
David J. Fine


STEVEN KADISH*              Trustee
--------------
Steven Kadish

Signature                   Title
---------                   -----


STEPHEN MORGAN*             Trustee
---------------
Stephen Morgan


C. WILLIAM RYAN*            Trustee
----------------
C. William Ryan


JAMES H. STARR*             Trustee
---------------
James H. Starr



WENDY WENDLANDT*            Trustee
----------------
Wendy Wendlandt


DOUGLAS H. PHELPS*          Trustee
------------------
Douglas H. Phelps


*By /s/ Kristina A. Curtis
 Kristina A. Curtis, as Attorney-in-fact



*Pursuant to Power of Attorney filed herewith.

                                   SIGNATURES

     Domini Social Index Portfolio (the "Index Portfolio") has duly caused this post-effective amendment to the Registration Statement on Form N-1A (File No. 33-41692) of Green Century Funds (the "Trust") to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 3rd day of November, 1997.

                                      DOMINI SOCIAL INDEX PORTFOLIO



                                      By:  /s/ Amy L. Domini
                                         ---------------------
                                               Amy L. Domini
                                               President



     This post-effective amendment to the Registration Statement on Form N-1A (File No. 33-41692) of the Trust has been signed below by the following persons in the capacities indicated on September 30, 1997.


Signature                   Title
---------                   -----


/s/ Amy L. Domini       President (Principal Executive Officer) of the
-----------------       Index Portfolio
Amy L. Domini


John R. Elder*          Treasurer, Principal Financial Officer and Principal
--------------          Accounting Officer of the Index Portfolio
John R. Elder


Emily W. Card*          Trustee of the Index Portfolio
--------------
Emily W. Card


/s/ Amy L. Domini       Trustee of the Index Portfolio
-----------------
Amy L. Domini


Allen M. Mayes*         Trustee of the Index Portfolio
---------------
Allen M. Mayes

William C. Osborn*
------------------
William C. Osborn       Trustee of the Index Portfolio


Karen Paul*
-----------             Trustee of the Index Portfolio
Karen Paul

Timothy Smith*              Trustee of the Index Portfolio
--------------
Timothy Smith

Frederick C. Williamson*    Trustee of the Index Portfolio
------------------------
Frederick C. Williamson


*By  /s/ Amy L. Domini
     -------------------
     Amy L. Domini


*Pursuant to power of attorney herewith filed.

                                 EXHIBIT INDEX





1(a)  Declaration of Trust.(8)

1(b)  First Amended and Restated Establishment and Designation of Series of the Trust.(8)

1(c)  Second Amended and Restated Establishment and Designation of Series of the Trust.(8)

1(d)  Third Amended and Restated Establishment and Designation of Series of the Trust.(8)

2     By-Laws of the Trust.(8)

3     Inapplicable.

4     Specimen share certificate.(4)

5(a)  Investment Advisory Agreement between Registrant and Green Century Capital
      Management, Inc.(8)

5(b)  Investment Subadvisory Agreement (superseded).(2)

5(c)  Investment Subadvisory Agreement with respect to the Green Century Balanced Fund between Green Century Capital Management, Inc. and Eaton Vance Management.(8)

6(a)  Amended and Restated Distribution Agreement between the Registrant and Signature
      Broker-Dealer Services, Inc. (superseded).(6)

6(b)  Distribution Agreement between the Registrant and Sunstone Distribution Services, LLC.
      (9)

7     Inapplicable.

8(a)  Custodian Agreement between Registrant and Investors Bank and Trust Company.(6)

8(b)  Transfer Agency and Services Agreement between Registrant and Investors Bank and
      Trust Company.(6)

9(a)  Amended and Restated Administrative Services Agreement between Registrant and Green
      Century Capital Management, Inc.(6)

9(b)  Accounting Services Agreement (superseded).(2)

9(c)  Shareholder Services Agreement (superseded).(2)

9(d)  Sub-Administration Agreement between Green Century Capital Management,
      Inc. and Sunstone Financial Group, Inc. (9)

10    Inapplicable.

11    Consents of independent auditors as filed herein.(10)

12    Inapplicable.

13    Investment representation letters of initial shareholder.(4)

14    Inapplicable.

15(a) Amended and Restated Distribution Plan pursuant to Rule 12b-l under the
      Investment Company Act of 1940 (the "1940 Act").(5)

15(b) Amended and Restated Distribution Plan pursuant to Rule 12b-1 under the
      Investment  Company Act of 1940 (the "1940 Act").(9)

16 Schedule for Computation of Performance Quotations with respect to the Green Century Growth Fund.(6)

17    Financial Data Schedules.(10)

18    None

19(a) Powers of Attorney.(2)

19(b) Power of Attorney of Michael Brennan.(3)

19(c) Powers of Attorney with respect to Domini Social Index Portfolio (Amy L.
      Domini, Allen M. Mayes, Timothy Smith, and Frederick C. Williamson), as filed herein.(9)

19(d) Power of Attorney of Douglas H. Phelps.(9)

19(e) Powers of Attorney with respect to the Domini Social Index Portfolio
      (Frederick C. Williamson, Sr., Timothy Smith, Allen M. Mayes, William C.
      Osborn, Karen Paul) as filed herein.(10)

19(f) Powers of Attorney with respect to the Green Century Funds (Douglas M.
      Husid, David J. Fine, Steven Kadish, Stephen Morgan, C. William Ryan,
      James H. Starr, Wendy Wendlandt, Douglas H. Phelps) as filed herein.(10)

     (1)Incorporated herein by reference from the Registrant's initial Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission ("SEC") on July 12, 1991.

     (2)Incorporated herein by reference from Pre-Effective Amendment No. 1 to this Registration Statement as filed with the SEC on November 29, 1991.

     (3)Incorporated herein by reference from Pre-Effective Amendment No. 2 to this Registration Statement as filed with the SEC on January 14, 1992.

     (4)Incorporated herein by reference from Pre-Effective Amendment No. 3 to this Registration Statement as filed with the SEC on January 31, 1992.

     (5)Incorporated herein by reference from Post-Effective Amendment No. 3 to this Registration Statement as filed with the SEC on October 29, 1993.

     (6)Incorporated herein by reference from Post-Effective Amendment No. 6 to this Registration Statement as filed with the SEC on June 28, 1995.

     (7)Incorporated herein by reference from Post-Effective Amendment No. 7 to this Registration Statement as filed with the SEC on September 11, 1995.

     (8)Incorporated herein by reference from Post-Effective Amendment No. 8 to this Registration Statement as filed with the SEC on September 30, 1996.


     (9)Incorporated herein by reference from Post-Effective Amendment No. 9 to this Registration Statement as filed with the SEC on October 3, 1997.



    (10)Filed herein.